Exhibit 1.1

Execution Copy

NGL ENERGY PARTNERS LP

4,100,000 Common Units

Representing Limited Partner Interests

UNDERWRITING AGREEMENT

Dated:  September 20, 2013

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EXHIBITS

Exhibit A	—	Underwriters
Exhibit B	—	Subsidiaries of the Partnership
Exhibit C	—	List of Persons Subject to Lock-Up
Exhibit D	—	Form of Lock-Up Agreement
Exhibit E	—	Form of Opinion of Partnership Counsel
Exhibit F	—	Form of Opinion of Corporate Counsel
Exhibit G	—	Price-Related Information
Exhibit H	—	Issuer Free Writing Prospectus

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NGL ENERGY PARTNERS LP

4,100,000 Common Units Representing Limited Partner Interests

UNDERWRITING AGREEMENT

September 20, 2013

RBC Capital Markets, LLC

As Representative of the several Underwriters

Three World Financial Center

200 Vesey Street, 8th Floor

New York, New York 10281

Ladies and Gentlemen:

NGL Energy Partners LP, a Delaware limited partnership (the “Partnership”), NGL Energy Holdings LLC, a Delaware limited liability company (the “General Partner”), NGL Energy Operating LLC, a Delaware limited liability company (“NGL Operating”), NGL Supply, LLC, a Delaware limited liability company (“NGL Supply”), High Sierra Energy, LP, a Delaware limited partnership (“High Sierra”), and High Sierra Energy GP, LLC, a Colorado limited liability company (“High Sierra GP”), confirm their respective agreements with RBC Capital Markets, LLC (“RBC”) and each of the other Underwriters named in Exhibit A hereto (collectively, the “Underwriters,” which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), for whom RBC is acting as representative (in such capacity, the “Representative”), with respect to the issuance and sale by the Partnership of a total of 4,100,000 common units (the “Initial Units”) representing limited partner interests in the Partnership (the “Common Units”), and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of Initial Units set forth in Exhibit A hereto, and, with respect to the grant by the Partnership to the Underwriters, acting severally and not jointly, of the option described in Section 2(b) hereof to purchase all or any part of the 615,000 additional Common Units.  The Initial Units to be purchased by the Underwriters and all or any part of the 615,000 Common Units subject to the option described in Section 2(b) hereof (the “Option Units”) are hereinafter called, collectively, the “Units.”  Certain terms used in this Agreement are defined in Section 16 hereof.

The General Partner is the sole general partner of the Partnership.  NGL Operating, NGL Supply, High Sierra, High Sierra GP, and the other entities listed in Exhibit B hereto are sometimes collectively referred to herein as the “Subsidiaries.”  Each of the General Partner and the Partnership is sometimes referred to herein as a “Partnership Party,” and they are sometimes collectively referred to herein as the “Partnership Parties.”  Each of the Partnership Parties and each of the Subsidiaries is sometimes referred to herein as a “Partnership Entity,” and they are sometimes collectively referred to herein as the “Partnership Entities.”

The Partnership Entities understand that the Underwriters propose to make a public offering of the Units as soon as the Representative deems advisable after this Agreement has been executed and delivered.

The Partnership has prepared and previously delivered to you a preliminary prospectus supplement dated September 19, 2013 relating to the Units and a related prospectus dated July 8, 2013 (the “Base Prospectus”). Such preliminary prospectus supplement and Base Prospectus, including the documents incorporated or deemed to be incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, are hereinafter called, collectively, the “Pre-Pricing Prospectus.” Promptly after the execution and delivery of this Agreement, the Partnership will prepare and file with the Commission a prospectus supplement dated September 20, 2013 (the “Prospectus Supplement”) in accordance with the provisions of Rule 430B and Rule 424(b) and the Partnership has previously advised you of all information (financial and other) that will be set forth therein. The Prospectus Supplement and the Base Prospectus, in the forms first furnished to the Underwriters for use in connection with the offering of the Units (whether to meet the request of purchasers pursuant to Rule 173(d) or otherwise), including the documents incorporated or deemed to be incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, are hereinafter called, collectively, the “Prospectus.”

SECTION 1.  Representations and Warranties.

(a)                                 Representations and Warranties by the Partnership Entities.  Each Partnership Entity, jointly and severally, represents and warrants to each Underwriter as of the date hereof, as of the Applicable Time, as of the Closing Date referred to in Section 2(c) hereof, and as of each Option Closing Date (if any) referred to in Section 2(b) hereof, and agrees with each Underwriter, as follows:

(1)               Status as a Well-Known Seasoned Issuer.  (A) At the respective times the Registration Statement or any amendments thereto were filed with the Commission, (B) at the time of the most recent amendment to the Registration Statement for the purposes of complying with Section 10(a)(3) of the 1933 Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the 1934 Act or form of prospectus), (C) at any time the Partnership or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c)) made any offer relating to the Units in reliance on the exemption of Rule 163 and (D) as of the execution of this Agreement, the Partnership was and is a “well-known seasoned issuer” as defined in Rule 405, including not having been and not being an “ineligible issuer” as defined in Rule 405 in connection with the offering and sale of the Units hereunder (without taking into account any determination made by the Commission pursuant to paragraph (2) of the definition of such term in Rule 405). The Registration Statement is an “automatic shelf registration statement,” as defined in Rule 405 and the Units, since their registration on the Registration Statement, have been and remain eligible for registration by the Partnership on such an “automatic shelf registration statement.” The Partnership has not received from the Commission any notice pursuant to Rule 401(g)(2) objecting to the use of the automatic shelf registration statement form.

(2)               Compliance with Registration Requirements.  The Partnership meets the requirements for use of Form S-3 under the 1933 Act and the offer and sale of the Units have been duly registered under the 1933 Act pursuant to the Registration Statement.  The Registration Statement and any post-effective amendments thereto have become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Partnership Entities, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with. The Registration Statement was initially filed with the Commission on July 8, 2013.

(3)               Registration Statement, Prospectus and Disclosure at Time of Sale.  At the respective times the Registration Statement and any amendments thereto became effective, at each deemed effective date with respect to the Underwriters pursuant to Rule 430B(f)(2) and at the Closing Date (and, if any Option Units are purchased, at the applicable Option Closing Date), the Registration Statement and any amendments to any of the foregoing complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

At the respective times the Prospectus or any amendment or supplement thereto was filed pursuant to Rule 424(b) or issued, at the Closing Date (and, if any Option Units are purchased, at the applicable Option Closing Date), and at any time when a prospectus is required (or, but for the provisions of Rule 172, would be required) by applicable law to be delivered in connection with sales of Units (whether to meet the requests of purchasers pursuant to Rule 173(d) or otherwise), neither the Prospectus nor any amendments or supplements thereto included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

As of the Applicable Time (except in the case of clause (y) below) and as of each time prior to the Closing Date that an investor agrees (orally or in writing) to purchase or, if applicable, reconfirms (orally or in writing) an agreement to purchase any Units from the Underwriters, neither (x) any Issuer Free Writing Prospectuses, if any, issued at or prior to the Applicable Time, the Pre-Pricing Prospectus as of the Applicable Time and the information, if any, included on Exhibit G hereto, all considered together (collectively, the “General Disclosure Package”), nor (y) any individual Issuer Free Writing Prospectuses issued subsequent to the Applicable Time, when considered together with the General Disclosure Package, included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

Each preliminary prospectus and the Prospectus and any amendments or supplements to any of the foregoing filed as part of the Registration Statement or any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, or delivered to the Underwriters for use in connection with the offering of the Units, complied when so filed or when so delivered, as the case may be, in all material respects with the 1933 Act and the 1933 Act Regulations.

The representations and warranties in the preceding paragraphs of this Section 1(a)(3) do not apply to statements in or omissions from the Registration Statement, any preliminary prospectus, the Prospectus or any Issuer Free Writing Prospectus or any amendment or supplement to any the foregoing made in reliance upon and in conformity with written information furnished to the Partnership by any Underwriter through the Representative expressly for use therein, it being understood and agreed that the only such information furnished by the Underwriters as aforesaid consists of the information described as such in Section 6(b) hereof.

The copies of the Registration Statement and any amendments to any of the foregoing and the copies of each preliminary prospectus, each Issuer Free Writing Prospectus that is required to be filed with the Commission pursuant to Rule 433 and the Prospectus and any amendments or supplements to any of the foregoing, that have been or subsequently are delivered to the Underwriters in connection with the offering of the Units (whether to meet the request of purchasers pursuant to Rule 173(d) or otherwise) were and will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.  For purposes of this Agreement, references to the “delivery” or “furnishing” of any of the foregoing documents to the Underwriters, and any similar terms, include, without limitation, electronic delivery.

Each Issuer Free Writing Prospectus (if any), as of its issue date and at all subsequent times through the completion of the public offering and sale of the Units, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, any preliminary prospectus or the Prospectus that has not been superseded or modified.

(4)               Independent Accountants.  (A) Grant Thornton LLP, who certified the audited consolidated financial statements of the Partnership and subsidiaries as of March 31, 2013 and 2012 and for the years ended March 31, 2013, March 31, 2012 and the six month period ended March 31, 2011 (the “Partnership Financial Statements”) and the audited consolidated financial statements of NGL Supply, Inc. for the six month period ended September 30, 2010 (the “NGL Supply Financial Statements”), are independent public accountants as required by the 1933 Act, the 1933 Act Regulations and the standards of the Public Company Accounting Oversight Board. (B) Grant Thornton LLP, who issued an unqualified audit report on the consolidated financial statements of High Sierra Energy GP, LLC and subsidiaries as of December 31, 2011 and for the three years then ended (the “High Sierra Financial Statements”) included in the Registration Statement, the General Disclosure Package and the Prospectus, are independent public accountants as required by the 1933 Act, the 1933 Act Regulations and the standards of the American Institute of Certified Public Accountants (the “AICPA”). (C) Graham Shepherd PC, who issued an unqualified audit report on the combined financial statements of Osterman Associated Companies contributed to the Partnership as of September 30, 2011 and 2010 and for each of the three years ended September 30, 2011 (the “Osterman Financial Statements”) included in the Registration Statement, the General Disclosure Package and the Prospectus, are independent public accountants as required by the 1933 Act, the 1933 Act Regulations and the standards of the AICPA.  (D) BDO USA, LLP, who issued an unqualified audit report on the financial statements of SemStream, L.P. Non-Residential Division as of December 31, 2010 and for each of the three years ended December 31, 2010 (the “SemStream Financial Statements”) included in the Registration Statement, the General Disclosure Package and the Prospectus, are independent public accountants as required by the 1933 Act, the 1933 Act Regulations and the standards of the AICPA.  (E) EKS&H, LLP, who issued an unqualified audit report on the combined financial statements of Pecos Gathering and Marketing, LLC, Transwest Leasing, LLC, Blackhawk Gathering, LLC, Toro Operating Company, Inc., and Striker Oilfield Services, LLC as of December 31, 2011 and for the three years then ended (collectively, the “Pecos Financial Statements”) included in the Registration Statement, the General Disclosure Package and the Prospectus, are independent public accountants as required by the 1933 Act, the 1933 Act Regulations and the standards of the AICPA.  (F) Roloff Hnatek & Co., L.L.P., who issued an unqualified audit report on the financial statements of Third Coast Towing, LLC as of December 31, 2011 and for the two years ended December 31, 2011 (the “Third Coast Financial Statements”) included in the Registration Statement, the General Disclosure Package and the Prospectus, are independent public accountants as required by the 1933 Act, the 1933 Act Regulations and the standards of the AICPA.

(5)               Financial Statements.  The financial statements of the Partnership included in the Registration Statement, the General Disclosure Package and the Prospectus, together with the related schedules (if any) and notes, present fairly the financial position of the Partnership, the businesses acquired by the Partnership at the dates indicated and the results of operations, changes in partners’ capital/stockholders’ equity, as applicable, and cash flows of the Partnership and the businesses acquired by the Partnership for the periods specified; the financial statements of any other entities or businesses included in the Registration Statement, the General Disclosure Package or the Prospectus, together with the related schedules (if any) and notes, present fairly the financial position of each such entity or business, as the case may be, and its consolidated subsidiaries (if any) at the dates indicated and the results of operations, changes in partners’ capital/stockholders’ (or other owners’) equity, as applicable, and cash flows of such entity or business, as the case may be, and its consolidated subsidiaries, if any, for the periods specified; and all such financial statements have been prepared in conformity with GAAP applied on a consistent basis throughout the periods involved and comply with all applicable accounting requirements under the 1933 Act and the 1933 Act Regulations.  The supporting schedules, if any, included in the Registration Statement present fairly, in accordance with GAAP, the information required to be stated therein.  The information in the Pre-Pricing Prospectus and the Prospectus under the caption “Summary—Summary Consolidated Historical Financial Information” presents fairly the information shown therein and has been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement, the General Disclosure Package and the Prospectus. All “non-GAAP financial measures” (as such term is defined in the rules and regulations of the Commission), if any, contained in the Registration Statement, the General Disclosure Package and the Prospectus comply with Regulation G and Item 10 of Regulation S-K of the Commission, to the extent applicable.

(6)               No Material Adverse Change in Business.  Since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package and the Prospectus (in each case exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (A) there has been no material adverse change, or any development that could reasonably be expected to result in a material adverse change, in the condition (financial or other), results of operations, business, properties, management or prospects of the Partnership Entities taken as a whole, whether or not arising in the ordinary course of business (in any such case, a “Material Adverse Effect”); (B) except as otherwise disclosed in the General Disclosure Package and the Prospectus (in each case exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), no Partnership Entity has incurred any liability or obligation or entered into any transaction or agreement that, individually or in the aggregate, is material with respect to the Partnership Entities, taken as a whole, and no Partnership Entity has sustained any loss or interference with its business or operations from fire, explosion, flood, earthquake or other natural disaster or calamity, whether or not covered by insurance, or from any labor dispute or disturbance or court or governmental action, order or decree, except as would not, individually or in the aggregate, result in a Material Adverse Effect; and (C) there has been no dividend or distribution of any kind declared, paid or made by the Partnership on its Common Units.

(7)               Good Standing of the Partnership and the General Partner.  Each of the Partnership and the General Partner has been duly formed and is validly existing as a limited partnership or limited liability company, as the case may be, and is in good standing under the laws of the State of Delaware and has power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus, and (A) to execute and deliver this Agreement and consummate the transactions contemplated hereby, (B) in the case of the Partnership, to issue, sell and deliver the Units and (C) in the case of the General Partner, to act as the general partner of the Partnership as described in the Registration Statement, the General Disclosure Package and the Prospectus.  Each of the Partnership and the General Partner is duly qualified as a foreign limited partnership or limited liability company, as the case may be, to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not, individually or in the aggregate, result in a Material Adverse Effect.  Exhibit B accurately sets forth each jurisdiction of foreign qualification of each of the Partnership and the General Partner.

(8)               Good Standing of Subsidiaries.  Each Subsidiary has been duly organized or formed, as the case may be, and is validly existing as a corporation, limited partnership or limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its organization or formation, has power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the General Disclosure Package or the Prospectus and is duly qualified as a foreign corporation, limited partnership or limited liability company, as the case may be, to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect; except as otherwise disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, all of the issued and outstanding shares of capital stock of each such Subsidiary that is a corporation and all of the issued and outstanding limited liability company interests, membership interests, partnership interests or other similar interests of each such Subsidiary that is a limited liability company or limited partnership have been duly authorized and validly issued, are fully paid and non-assessable (except as such non-assessibility may be limited by (i) Sections 18-607 and 18-804 of the Delaware Limited Liability Company Act (the “Delaware LLC Act”) in the case of a Delaware limited liability company, (ii) Sections 17-303(a), 17-607 and 17-804 of the Delaware Revised Uniform Limited Partnership Act (the “Delaware LP Act”) in the case of a Delaware limited partnership, (iii) Section 101.206 of the Texas Business Organizations Code in the case of a Texas limited liability company, (iv) Sections 7-80-606, 7-80-705 and 7-80-805 of the Colorado Limited Liability Company Act in the case of a Colorado limited liability company, (v) Sections 17-29-304, 17-29-405 and 17-29-708 of the Wyoming Limited Liability Company Act in the case of a Wyoming limited liability company and (vi) Sections 18-2030 and 18-2031 of the Oklahoma Limited Liability Company Act in the case of an Oklahoma limited liability company) and are owned by the Partnership, directly or indirectly through subsidiaries, free and clear of any Lien, other than Liens arising under the Credit Agreement and the Note Purchase Agreement; and none of the issued and outstanding shares of capital stock of any such Subsidiary that is a corporation and none of the issued and outstanding limited liability company interests, membership interests, partnership interests or other similar interests of any such Subsidiary that is a limited liability company or limited partnership was issued in violation of any preemptive rights, rights of first refusal or other similar rights of any securityholder of such Subsidiary or any other person.  The only subsidiaries of the Partnership are the Subsidiaries listed on Exhibit B hereto and Exhibit B accurately sets forth whether each such Subsidiary is a corporation, limited liability company or limited partnership and the jurisdiction of organization or formation of each such Subsidiary and, in the case of any Subsidiary that is a limited partnership or limited liability company, its general partners and managing members, respectively.  Any subsidiaries of the Partnership that are “significant subsidiaries” as defined by Rule 1-02 of Regulation S-X are listed on Exhibit B hereto.

(9)               Ownership of the General Partner.  The Specified GP Holders directly or indirectly own 70.1% of the issued and outstanding membership interests in the General Partner; such membership interests have been duly authorized and validly issued in accordance with the General Partner Agreement, and, at the Closing Date and each Option Closing Date, if any, will be duly authorized and validly issued in accordance with the General Partner Agreement, and are fully paid and non-assessable (except as such non-assessability may be limited by Sections 18-607 and 18-804 of the Delaware LLC Act).

(10)        Ownership of the General Partner Interest in the Partnership.  The General Partner is and, at the Closing Date and each Option Closing Date, if any, will be, the sole general partner of the Partnership, with a 0.1% general partner interest in the Partnership (the “GP Interest”); such GP Interest has been duly authorized and validly issued in accordance with the Partnership Agreement, and, at the Closing Date and each Option Closing Date, if any, will be duly authorized and validly issued in accordance with the Partnership Agreement; and the General Partner is the record holder of such general partner interest free and clear of all Liens.

(11)        Ownership of Management Units. Assuming no purchase by the Underwriters of Option Units on the Closing Date, immediately prior to the completion of the offering contemplated by this Agreement, the Management Partners will directly or indirectly own 8,719,533 Common Units and 3,097,811 subordinated units representing limited partner interests in the Partnership (“Subordinated Units”) (collectively, the “Management Units”); the Management Units and the limited partner interests represented thereby will have been duly authorized and validly issued in accordance with the Partnership Agreement and will be fully paid (to the extent required under the Partnership Agreement) and non-assessable (except as such non-assessability may be affected by Sections 17-303(a), 17-607 and 17-804 of the Delaware LP Act), and the Management GP Members will be the record holders of their respective Management Units free and clear of all Liens.

(12)        Valid Issuance of Units.  At the Closing Date and each Option Closing Date, if any, the Units and the limited partner interests represented thereby will be duly authorized in accordance with the Partnership Agreement and, when issued and delivered to the Underwriters against payment therefor in accordance with this Agreement, will be validly issued, fully paid (to the extent required under the Partnership Agreement) and non-assessable (except as such non-assessability may be affected by Sections 17-303(a), 17-607 or 17-804 of the Delaware LP Act).

(13)        Ownership of Incentive Distribution Rights in the Partnership.  The General Partner is the record holder of all of the incentive distribution rights in the Partnership (the “Incentive Distribution Rights”) and such Incentive Distribution Rights have been duly authorized and validly issued in accordance with the Partnership Agreement, and are fully paid (to the extent required under the Partnership Agreement) and non-assessable (except as such non-assessability may be affected by matters described in Sections 17-303(a), 17-607 and 17-804 of the Delaware LP Act); and the General Partner is the record holder of the Incentive Distribution Rights free and clear of all Liens.

(14)        Ownership of NGL Operating.  The Partnership owns, and at the Closing Date and each Option Closing Date, if any, the Partnership will own, directly or indirectly, all of the issued and outstanding membership interests in NGL Operating; such membership interests will be duly authorized and validly issued in accordance with the Organizational Documents of NGL Operating, as in effect at such time, fully paid and non-assessable (except as such non-assessability may be limited by Sections 18-607 and 18-804 of the Delaware LLC Act); and the Partnership is the record holder of such membership interests free and clear of all Liens, other than Liens arising under the Credit Agreement and the Note Purchase Agreement.

(15)        Ownership of NGL Supply.  NGL Operating owns, and at the Closing Date and each Option Closing Date, if any, NGL Operating will own, directly or indirectly, all of the issued and outstanding membership interests in NGL Supply; such membership interests will be duly authorized and validly issued in accordance with the Organizational Documents of NGL Supply, as in effect at such time, fully paid and non-assessable (except as such non-assessability may be limited by Sections 18-607 and 18-804 of the Delaware LLC Act); and NGL Operating is the record holder of such membership interests free and clear of all Liens, other than Liens arising under the Credit Agreement and the Note Purchase Agreement.

(16)        Ownership of High Sierra.  The Partnership owns, and at the Closing Date and each Option Closing Date, if any, the Partnership will own, directly or indirectly, all of the issued and outstanding limited partner interests in High Sierra; such membership interests will be duly authorized and validly issued in accordance with the Organizational Documents of High Sierra, as in effect at such time, fully paid and non-assessable (except as such non-assessability may be limited by Sections 17-303(a), 17-607 and 17-804 of the Delaware LP Act); and the Partnership is the record holder of such membership interests free and clear of all Liens, other than Liens arising under the Credit Agreement and the Note Purchase Agreement.

(17)        Ownership of High Sierra’s General Partner.  The Partnership directly owns and, at the Closing Date and each Option Closing Date, if any, will own, all of the issued and outstanding membership interests in High Sierra GP; such membership interests have been duly authorized and validly issued in accordance with the Organizational Documents of High Sierra GP, as in effect at such time, and, at the Closing Date and each Option Closing Date, if any, will be duly authorized and validly issued in accordance with the Organizational Documents of High Sierra GP, and are fully paid and non-assessable (except as such non-assessability may be limited by Sections 7-80-606, 7-80-705 and 7-80-805 of the Colorado Limited Liability Company Act); and the Partnership is the record holder of such membership interests free and clear of all Liens, other than Liens arising under the Credit Agreement and the Note Purchase Agreement.

(18)        Ownership of the General Partner Interest in High Sierra.  High Sierra GP is and, at the Closing Date and each Option Closing Date, if any, will be, the sole general partner of High Sierra, with a 2.0% general partner interest in High Sierra; such general partner interest has been duly authorized and validly issued in accordance with the Organizational Documents of High Sierra, as in effect at such time, and, at the Closing Date and each Option Closing Date, if any, will be duly authorized and validly issued in accordance with the Organizational Documents of High Sierra; and High Sierra GP is the record holder of such general partner interest free and clear of all Liens, other than Liens arising under the Credit Agreement and the Note Purchase Agreement.

(19)        No Other Subsidiaries.  Other than its direct or indirect ownership interests in the Subsidiaries, the Partnership does not own, and at the Closing Date and each Option Closing Date, if any, will not own, directly or indirectly, an equity interest in any corporation, partnership, limited liability company, joint venture, association or other entity.  Other than its ownership interest in the Partnership and its indirect ownership interests in the Subsidiaries, the General Partner does not own, and at the Closing Date and each Option Closing Date, if any, will not own, directly or indirectly, an equity interest in any corporation, partnership, limited liability company, joint venture, association or other entity.

(20)        Capitalization.  The authorized, issued and outstanding limited partner interests and general partner interests of the Partnership as of the date of this Agreement is 62,560,735 Common Units, 5,919,346 Subordinated Units, the Incentive Distribution Rights and the GP Interest, and, at the time of the purchase of the Initial Units by the Underwriters on the Closing Date, the authorized, issued and outstanding limited partner interests and general partner interests of the Partnership will consist of 66,660,735 Common Units, 5,919,346 Subordinated Units, the Incentive Distribution Rights and the GP Interest (in each case except for subsequent issuances, if any, pursuant to this Agreement and pursuant to compensation plans described in the General Disclosure Package and the Prospectus).  The authorized, issued and outstanding limited partner interests and general partner interests of the Partnership as of the first Option Closing Date (assuming on that date the Underwriters have exercised the option described in Section 2(b) in full) will consist of 67,275,735 Common Units, 5,919,346 Subordinated Units, the Incentive Distribution Rights and the GP Interest (in each case except for subsequent issuances, if any, pursuant to this Agreement and pursuant to compensation plans described in the General Disclosure Package and the Prospectus).  The outstanding limited partner interests and general partner interests of the Partnership have been duly authorized and validly issued and are fully paid and non-assessable (except as such non-assessability may be affected by matters described in Sections 17-303(a), 17-607 and 17-804 of the Delaware LP Act); and none of the outstanding limited partner interests or general partner interests of the Partnership was issued in violation of any preemptive rights, rights of first refusal or other similar rights of any securityholder of the Partnership or any other person.

(21)        Authorization of Agreement.  This Agreement has been duly authorized, executed and delivered by or on behalf of each of the Partnership Entities that is a party hereto.

(22)        Authorization of Units.  The Units to be sold by the Partnership under this Agreement have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Partnership pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued, fully paid and non-assessable (except as such non-assessability may be affected by Sections 17-303(a), 17-607 or 17-804 of the Delaware LP Act); no holder of the Units is or will be subject to personal liability solely by reason of being such a holder; and the issuance and sale of the Units to be sold by the Partnership under this Agreement are not subject to any preemptive rights, rights of first refusal or other similar rights of any securityholder of the Partnership or any other person, except such rights as have been effectively waived.

(23)        Description of Units.  The Common Units and the Partnership Agreement conform in all material respects to all of the respective statements relating thereto contained in the Registration Statement, the General Disclosure Package and the Prospectus and such statements conform in all material respects to the rights set forth in the respective instruments and agreements defining the same.

(24)        Absence of Defaults and Conflicts.  None of the Partnership Entities is in violation of its Organizational Documents or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any Partnership Document, except (solely in the case of Partnership Documents other than Subject Instruments) for such defaults that would not, individually or in the aggregate, result in a Material Adverse Effect.  The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein and in the Registration Statement, the General Disclosure Package and the Prospectus (including the issuance and sale of the Units and the use of the proceeds from the sale of the Units as described in the Pre-Pricing Prospectus and the Prospectus under the caption “Use of Proceeds”) and compliance by the Partnership Entities with their obligations under this Agreement do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event under, or result in the creation or imposition of any Lien upon any property or assets of the Partnership Entities pursuant to, any Partnership Documents, except (solely in the case of Partnership Documents other than Subject Instruments) for such conflicts, breaches, defaults or Liens that would not, individually or in the aggregate, result in a Material Adverse Effect, nor will such action result in any violation of the provisions of the Organizational Documents of any of the Partnership Entities or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Partnership Entities or any of their respective assets, properties or operations.

(25)        Absence of Labor Dispute.  No labor dispute with the employees of the General Partner or any direct or indirect subsidiary of the General Partner exists or, to the knowledge of the Partnership Entities, is imminent, and the Partnership Entities are not aware of any existing or imminent labor disturbance by the employees of any of the principal suppliers, manufacturers, customers or contractors of the Partnership or any of its subsidiaries which might reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.

(26)        Absence of Proceedings.  There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Partnership Entities, threatened, against or affecting the Partnership Entities that is required to be disclosed in the Registration Statement, the Pre-Pricing Prospectus or the Prospectus (other than as disclosed therein), or that might reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect or to materially and adversely affect the consummation of the transactions contemplated in this Agreement or the performance by the Partnership Entities of their obligations under this Agreement; the aggregate of all pending legal or governmental proceedings to which any of the Partnership Entities is a party or of which any of their respective property or assets is the subject which are not described in the Registration Statement, the Pre-Pricing Prospectus and the Prospectus, including ordinary routine litigation incidental to the business, would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.

(27)        Accuracy of Descriptions and Exhibits.  The information included or incorporated by reference in the Pre-Pricing Prospectus and the Prospectus under the captions “Our Cash Distribution Policy” “Description of Common Units,” “The Partnership Agreement,” “Material U.S. Federal Income Tax Considerations,” and “Material Tax Considerations” and the information included in the Partnership’s Annual Report on Form 10-K for the year ended March 31, 2013 under “Risk Factors—Tax Risks to Common Unitholders,” “Certain Relationships and Related Transactions and Director Independence” and “Business—Government Regulation” and the information in the Registration Statement under Items 14 and 15 of Part II, in each case to the extent that it constitutes matters of law, summaries of legal matters, summaries of provisions of the Partnership Agreement, the General Partner Agreement or any other instruments or agreements, summaries of legal proceedings, or legal conclusions, is correct in all material respects; all descriptions in the Registration Statement, the General Disclosure Package and the Prospectus of any Partnership Documents are accurate in all material respects; and there are no franchises, contracts, indentures, mortgages, deeds of trust, loan or credit agreements, bonds, notes, debentures, evidences of indebtedness, leases or other instruments or agreements required to be described or referred to in the Registration Statement, the Pre-Pricing Prospectus or the Prospectus or the documents incorporated or deemed to be incorporated by reference therein or to be filed as exhibits thereto which have not been so described and filed as required.

(28)        Possession of Intellectual Property.  The Partnership and its subsidiaries have valid and enforceable licenses to use, or otherwise have the right to use on reasonable terms all patents, patent rights, patent applications, licenses, inventions, copyrights, inventions, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trade marks, service marks, trade names, service names, software, internet addresses, domain names and other intellectual property that is described in the Registration Statement, the General Disclosure Package or the Prospectus or that is necessary for the conduct of their respective businesses as currently conducted or as proposed to be conducted and as described in the Registration Statement, the General Disclosure Package and the Prospectus, except where the failure to have such licenses or rights to use such intellectual property would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(29)        Material Contracts.  Each contract, document or other agreement described or referred to in the Registration Statement, the General Disclosure Package and the Prospectus is in full force and effect and is valid and enforceable by and against the parties thereto in accordance with its terms except as the enforceability thereof may be limited by (A) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (B) public policy, applicable law relating to fiduciary duties and indemnification and an implied covenant of good faith and fair dealing.  No Partnership Entity nor, to the knowledge of the Partnership Entities, any other party is in default in the observance or performance of any material term or obligation to be performed by it under any such agreement.

(30)        Absence of Further Requirements.  (A) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, (B) no authorization, approval, vote or consent of any unitholder or creditor of the Partnership Entities, (C) no authorization, approval, waiver or consent under any Subject Instrument, and (D) no authorization, approval, vote or consent of any other person or entity, is necessary or required for the performance by the Partnership Entities of their obligations under this Agreement, for the offering, issuance, sale or delivery of the Units hereunder, or for the consummation of any of the other transactions contemplated by this Agreement, in each case on the terms contemplated by the Registration Statement, the General Disclosure Package and the Prospectus, except such as have been obtained under the 1933 Act, the 1933 Act Regulations, the rules of the NYSE or the rules of FINRA and except that no representation is made as to such as may be required under state or foreign securities laws.

(31)        Possession of Licenses and Permits.  Each of the Partnership Entities possesses such permits, licenses, approvals, consents and other authorizations (collectively, “Governmental Licenses”) issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them, except where the failure to so possess would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; the Partnership Entities are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, individually or in the aggregate, result in a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not, individually or in the aggregate, result in a Material Adverse Effect; and none of the Partnership Entities has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, if the subject of an unfavorable decision, ruling or finding, would, individually or in the aggregate, result in a Material Adverse Effect.

(32)        Title to Property.  The Partnership Entities have good and marketable title in fee simple to all real property owned by any of them and good title to all other properties owned by any of them, in each case, free and clear of all Liens except such as (A) are described in the Registration Statement, the General Disclosure Package and the Prospectus, (B) are arising under the Credit Agreement and the Note Purchase Agreement or (C) are not, individually or in the aggregate, material to the Partnership Entities taken as a whole, are not required to be disclosed in the Registration Statement, the Pre-Pricing Prospectus or the Prospectus and do not, individually or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Partnership Entities; all real property, buildings and other improvements, and all equipment and other property held under lease or sublease by any of the Partnership Entities is held by them under valid, subsisting and enforceable leases or subleases, as the case may be, with, solely in the case of leases or subleases relating to real property, buildings or other improvements, such exceptions as are not material and do not interfere with the use made or proposed to be made of such property and buildings or other improvements by the Partnership Entities, except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, and all such leases and subleases are in full force and effect; and none of the Partnership Entities has any notice of any claim of any sort that has been asserted by anyone adverse to the rights of the Partnership Entities under any of the leases or subleases mentioned above or affecting or questioning the rights of the Partnership Entities to the continued possession of the leased or subleased premises under any such lease or sublease except for such claims that, if successfully asserted, would not, individually or in the aggregate, result in a Material Adverse Effect.

(33)        Rights of Way.  Each Partnership Entity has such consents, easements, rights-of-way or licenses from any person (“rights-of-way”) as are necessary to conduct its business in the manner described in the Registration Statement, the General Disclosure Package and the Prospectus, subject to such qualifications as may be set forth in the Registration Statement, the Pre-Pricing Prospectus or the Prospectus and except for such rights-of-way the failure of which to have obtained would not result in, individually or in the aggregate, a Material Adverse Effect; none of such rights-of-way contains any restriction that is materially burdensome to the Partnership Entities, taken as a whole.

(34)        Investment Company Act.  None of the Partnership Entities is, and upon the issuance and sale of the Units to the Underwriters as herein contemplated and the application of the net proceeds therefrom as described in the Pre-Pricing Prospectus and the Prospectus under the caption “Use of Proceeds,” none of the Partnership Entities will be, an “investment company” or an entity “controlled” by an “investment company” as such terms are defined in the 1940 Act.

(35)        Environmental Laws.  Except as described in the Registration Statement, the General Disclosure Package and the Prospectus and except as would not, individually or in the aggregate, result in a Material Adverse Effect, (A) none of the Partnership Entities is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”), (B) the Partnership Entities have all permits, authorizations and approvals required under any applicable Environmental Laws and are in compliance with their requirements, (C) there are no pending or, to the knowledge of the Partnership Entities, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against any Partnership Entity and (D) there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting any Partnership Entity relating to Hazardous Materials or any Environmental Laws.

(36)        Absence of Registration Rights.  There are no persons with registration rights or other similar rights to have any securities (debt or equity) registered pursuant to the Registration Statement or included in the offering contemplated by this Agreement except those that have been waived or are otherwise already registered by the Partnership under the 1933 Act, and there are no persons with co-sale rights, tag-along rights or other similar rights to have any securities (debt or equity) included in the offering contemplated by this Agreement or sold in connection with the sale of Units.

(37)        Parties to Lock-Up Agreements.  Each of the persons listed on Exhibit C hereto has executed and delivered to the Representative a lock-up agreement in the form of Exhibit D hereto (the “Lock-Up Agreement”).  Exhibit C hereto contains a true, complete and correct list of all executive officers of the Partnership.

(38)        NYSE.  The outstanding Common Units are listed on the NYSE and the Partnership has applied to list the Units on the NYSE.

(39)        FINRA Matters.  All of the information provided to the Representative or to counsel for the Underwriters in connection with any letters, filings or other supplemental information provided to FINRA pursuant to FINRA Rules 5110 or 5121 is true, complete and correct in all material respects.

(40)        Tax Returns.  The Partnership Entities have filed all foreign, federal, state and local tax returns that are required to be filed or have obtained extensions thereof, except where the failure so to file would not, individually or in the aggregate, result in a Material Adverse Effect, and have paid all taxes (including, without limitation, any estimated taxes) required to be paid and any other assessment, fine or penalty, to the extent that any of the foregoing is due and payable, except for any such tax, assessment, fine or penalty that is currently being contested in good faith by appropriate actions and except for such taxes, assessments, fines or penalties the nonpayment of which would not, individually or in the aggregate, result in a Material Adverse Effect.

(41)        Insurance.  The Partnership Entities are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; all policies of insurance and any fidelity or surety bonds insuring the Partnership Entities or their respective businesses, assets, employees, officers and directors are in full force and effect in all material respects; the Partnership Entities are in compliance with the terms of such policies and instruments in all material respects; there are no material claims by any Partnership Entity under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; no Partnership Entity has been refused any insurance coverage sought or applied for; and no Partnership Entity has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers at a cost that would not, individually or in the aggregate, result in a Material Adverse Effect.

(42)        Accounting and Disclosure Controls.  The Partnership Entities maintain effective “internal control over financial reporting” (as defined in Rule 13a-15 of the 1934 Act Regulations). The Partnership Entities maintain a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management’s general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (C) access to assets is permitted only in accordance with management’s general or specific authorization; (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and (E) the interactive data in eXtensible Business Reporting Language (“XBRL”) included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus is in compliance in all material respects with the Commission’s published rules, regulations and guidelines applicable thereto.  Except as described in the Registration Statement, the General Disclosure Package and the Prospectus, since the first day of the Partnership’s most recent fiscal year for which audited financial statements are included in the Registration Statement, the General Disclosure Package and the Prospectus, there has been (1) no material weakness (as defined in Rule 1-02 of Regulation S-X of the Commission) in the Partnership’s internal control over financial reporting (whether or not remediated), and (2) no fraud, whether or not material, involving management or other employees who have a role in the Partnership’s internal control over financial reporting and, since the end of the Partnership’s most recent fiscal year for which audited financial statements are included in the Registration Statement, the General Disclosure Package and the Prospectus, there has been no change in the Partnership’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Partnership’s internal control over financial reporting.

The Partnership’s independent public accountants and the General Partner’s board of directors have been advised of all material weaknesses, if any, and significant deficiencies (as defined in Rule 1-02 of Regulation S-X of the Commission), if any, in the Partnership’s internal control over financial reporting or of all fraud, if any, whether or not material, involving management or other employees who have a role in the Partnership’s internal controls over financial reporting, in each case that occurred or existed, or was first detected, at any time during the three most recent fiscal years covered by the audited financial statements of the Partnership or NGL Supply, Inc. included in the Registration Statement, the General Disclosure Package and the Prospectus or at any time subsequent thereto.

(43)        Disclosure Controls.  The Partnership maintains disclosure controls and procedures (to the extent required by and as such term is defined in Rules 13a-15 and 15d-15 of the 1934 Act Regulations), that (i) are designed to provide reasonable assurance that material information relating to the Partnership, including its consolidated subsidiaries, is recorded, processed, summarized and communicated to the principal executive officer, the principal financial officer and other appropriate officers of the General Partner to allow for timely decisions regarding required disclosure, particularly during the periods in which the periodic reports required under the 1934 Act are being prepared; (ii) have been evaluated for effectiveness as of March 31, 2013; and (iii) are effective in all material respects to perform the functions for which they are established.

(44)        Compliance with the 1934 Act.  The Partnership is subject to and in full compliance with the reporting requirements of Section 13 or Section 15(d) of the 1934 Act. The documents incorporated or deemed to be incorporated by reference in the Prospectus at the time they were filed with the Commission complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission promulgated thereunder and, when read together with the other information in the Prospectus, do not and will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(45)        Compliance with the Sarbanes-Oxley Act.  There is and has been no failure on the part of the Partnership, the General Partner or any of the General Partner’s directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act with which any of them is required to comply, including Section 402 related to loans and Sections 302 and 906 related to certifications.

(46)        Absence of Manipulation.  The Partnership Entities have not taken and will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security to facilitate the sale or resale of the Units.

(47)        Statistical and Market-Related Data.  Any statistical, demographic, market-related and similar data included in the Registration Statement, the General Disclosure Package or the Prospectus are based on or derived from sources that the Partnership and the General Partner believe to be reliable and accurate and accurately reflect the materials upon which such data is based or from which it was derived, and the Partnership and the General Partner have made available true, complete and correct copies of such materials to the Representative.

(48)        Foreign Corrupt Practices Act.  Neither any Partnership Entity nor, to the knowledge of the Partnership Entities, any director, officer, agent, employee, affiliate or other person acting on behalf of any Partnership Entity is aware of or has taken any action, directly or indirectly, that has resulted or would result in a violation by any such person of the FCPA, including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and the Partnership Entities, and, to the knowledge of the Partnership Entities, its other affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(49)        Money Laundering Laws.  The operations of the Partnership Entities are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Partnership Entities with respect to the Money Laundering Laws is pending or, to the knowledge of the Partnership Entities, threatened.

(50)        OFAC.  None of the Partnership Entities nor, to the knowledge of the Partnership Entities, any director, officer, agent, employee, affiliate or other person acting on behalf of the General Partner, the Partnership or any of the Partnership’s subsidiaries is currently subject to any U.S. sanctions administered by OFAC; and neither the General Partner nor the Partnership will directly or indirectly use any of the proceeds from the sale of Units by the Partnership in the offering contemplated by this Agreement, or lend, contribute or otherwise make available any such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(51)        ERISA Compliance.  None of the following events has occurred or exists: (A) a failure to fulfill the obligations, if any, under the minimum funding standards of Section 302 of ERISA with respect to a Plan determined without regard to any waiver of such obligations or extension of any amortization period; (B) an audit or investigation by the Internal Revenue Service, the U.S. Department of Labor, the Pension Benefit Guaranty Corporation or any other federal, state or foreign governmental or regulatory agency with respect to the employment or compensation of employees by the Partnership Entities that might reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect; or (C) any breach of any contractual obligation, or any violation of law or applicable qualification standards, with respect to the employment or compensation of employees by the Partnership Entities that might reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.  None of the following events has occurred or is reasonably likely to occur: (i) a material increase in the aggregate amount of contributions required to be made to all Plans in the current fiscal year of the Partnership Entities compared to the amount of such contributions made in the most recently completed fiscal year of the Partnership; (ii) a material increase in the “accumulated post-retirement benefit obligations” (within the meaning of Statement of Financial Accounting Standards 106) of the Partnership Entities compared to the amount of such obligations in the most recently completed fiscal year of the Partnership; (iii) any event or condition giving rise to a liability under Title IV of ERISA that might reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect; or (iv) the filing of a claim by one or more employees or former employees of the Partnership Entities related to its or their employment that might reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.  For purposes of this paragraph and the definition of ERISA, the term “Plan” means a plan (within the meaning of Section 3(3) of ERISA) subject to Title IV of ERISA with respect to which the General Partner, the Partnership or any of the Partnership’s subsidiaries may have any liability.

(52)        Changes in Management.  Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, none of the persons who were executive officers of the General Partner or the Partnership or directors of the General Partner as of the date of the Pre-Pricing Prospectus has given oral or written notice to the General Partner, the Partnership or any of the Partnership’s subsidiaries of his or her resignation (or otherwise indicated to the Partnership Entities an intention to resign within the next twelve months), nor has any such officer or director been terminated by the General Partner or the Partnership or otherwise removed from his or her office or from the board of directors, as the case may be (including, without limitation, any such termination or removal which is to be effective as of a future date) nor is any such termination or removal under consideration by the Partnership, the General Partner or the General Partner’s board of directors.

(53)        Related Party Transactions.  There are no business relationships or related party transactions involving the Partnership or any of its subsidiaries or, to the knowledge of the Partnership Entities, any other person that are required to be described in the Pre-Pricing Prospectus or the Prospectus that have not been described as required.

(54)        Stop Transfer Instructions.  The Partnership has, with respect to any Common Units (other than the Units to be sold pursuant to this Agreement) or Subordinated Units or any securities convertible into or exercisable or exchangeable for Common Units or Subordinated Units owned or held (of record or beneficially) by any of the persons who have entered into or are required to enter into an agreement in the form of Exhibit D hereto, instructed the transfer agent or other registrar to enter stop transfer instructions and implement stop transfer procedures with respect to such securities during the Lock-Up Period (as the same may be extended as provided in such agreements); and, during the Lock-Up Period (as the same may be extended as provided in such agreements), neither the Partnership nor the General Partner will cause or permit any waiver, release, modification or amendment of any such stop transfer instructions or stop transfer procedures without the prior written consent of the Representative.

(55)        Offering Materials.  Without limiting the provisions of Section 17 hereof, the Partnership Parties have not distributed and will not distribute, directly or indirectly (other than through the Underwriters), any “written communication” (as defined under Rule 405 under the 1933 Act) or other offering materials in connection with the offering or sale of the Units, other than the Pre-Pricing Prospectus, the Prospectus, any amendment or supplement to any of the foregoing and any Issuer Free Writing Prospectus (as defined in Section 16 hereof).

(56)        No Restrictions on Dividends.  None of the Partnership Entities is a party to or otherwise bound by any instrument or agreements that limits or prohibits or could limit or prohibit, directly or indirectly, the Partnership from paying any dividends or making other distributions on its Common Units, and no subsidiary of the Partnership is a party to or otherwise bound by any instrument or agreements that limits or prohibits or could limit or prohibit, directly or indirectly, any subsidiary of the Partnership from paying any dividends or making other distributions on its limited or general partnership interests, limited liability company interests, or other equity interest, as the case may be, or from repaying any loans or advances from, or (except for instruments or agreements that by their express terms prohibit the transfer or assignment thereof or of any rights thereunder) transferring any of its properties or assets to, the Partnership or any other subsidiary, in each case except as described in the Registration Statement, the General Disclosure Package and the Prospectus.

(57)        Brokers.  There is not a broker, finder or other party that is entitled to receive from the Partnership any brokerage or finder’s fee or other fee or commission as a result of any of the transactions contemplated by this Agreement.

(58)       XBRL. The interactive data in XBRL included as an exhibit to the Registration Statement or incorporated by reference in the Registration Statement fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(b)                                 Certificates.  Any certificate signed by any officer of the General Partner (whether signed on behalf of such officer, the General Partner or the Partnership) and delivered to the Representative or to counsel for the Underwriters shall be deemed a representation and warranty by the Partnership, the General Partner, or both of them, as applicable, to each Underwriter as to the matters covered thereby.

SECTION 2.  Sale and Delivery to Underwriters; Closing.

(a)                                 Initial Units.  On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Partnership agrees to sell to the Underwriters, severally and not jointly, the Initial Units, and each Underwriter, severally and not jointly, agrees to purchase the respective number of Initial Units set forth opposite its name in Exhibit A hereto plus any additional number of Initial Units which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof, subject to such adjustments among the Underwriters as the Representative in its sole discretion shall make to eliminate any sales or purchases of fractional Units, in each case at a price of $31.165750 per Common Unit (the “Purchase Price”).

(b)                                 Option Units.  In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Partnership hereby grants to the Underwriters, severally and not jointly, an option to purchase, ratably in accordance with the number of Initial Units to be purchased by each Underwriter, all or a portion of the Option Units at a price per Common Unit equal to the Purchase Price referred to in Section 2(a) above; provided that the price per Common Unit for any Option Units shall be reduced by an amount per unit equal to any dividends or distributions declared by the Partnership and payable or paid on the Initial Units but not payable on such Option Units.  The option hereby granted will expire at the close of business on the 30th day after the date hereof and may be exercised in whole or in part from time to time upon notice by the Representative to the Partnership setting forth the number of Option Units as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Units.  Any such time and date of delivery (an “Option Closing Date”) shall be determined by the Representative, but shall not be later than seven full business days after the exercise of said option (unless postponed in accordance with the provisions of Section 10), nor in any event prior to the Closing Date.  If the option is exercised as to all or any portion of the Option Units, the Partnership will sell to the Underwriters the total number of Option Units then being purchased, and each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Units then being purchased which the number of Initial Units set forth in Exhibit A hereto opposite the name of such Underwriter, plus any additional number of Initial Units which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof, bears to the total number of Initial Units, subject in each case to such adjustments as the Representative in its discretion shall make to eliminate any sales or purchases of fractional units.

(c)                                  Payment.  Payment of the purchase price for, and delivery of, the Initial Units shall be made at the offices of Latham & Watkins LLP, 811 Main Street, Suite 3700, Houston, Texas 77002, or at such other place as shall be agreed upon by the Representative and the Partnership, at 9:00 A.M. (New York City time) on September 25, 2013 (unless postponed in accordance with the provisions of Section 10 hereof), or such other time not later than five business days after such date as shall be agreed upon by the Representative and the Partnership (such time and date of payment and delivery being herein called “Closing Date”).

In addition, in the event that any or all of the Option Units are purchased by the Underwriters, payment of the purchase price for, and delivery of, such Option Units shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Representative and the Partnership, on each Option Closing Date as specified in the notice from the Representative to the Partnership.

Payment shall be made to the Partnership by wire transfer of immediately available funds to a single bank account designated by the Partnership against delivery to the Representative for the respective accounts of the Underwriters of the Units to be purchased by them.  It is understood that each Underwriter has authorized the Representative, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Initial Units and the Option Units, if any, which it has agreed to purchase.  RBC, individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Initial Units or the Option Units, if any, to be purchased by any Underwriter whose funds have not been received by the Closing Date or the relevant Option Closing Date, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder.

(d)                                 Delivery of Units.  Delivery of the Initial Units and any Option Units shall be made through the facilities of DTC unless the Representative shall otherwise instruct.

SECTION 3.  Covenants of the Partnership.

The Partnership covenants with each Underwriter as follows:

(a)                                 Compliance with Securities Regulations and Commission Requests.   The Partnership, subject to Section 3(b) hereof, will comply with the requirements of Rule 430B and Rule 433 and will notify the Representative immediately, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall become effective, or when any preliminary prospectus, the Prospectus or any Issuer Free Writing Prospectus or any amendment or supplement thereto shall have been filed, (ii) of the receipt of any comments from the Commission (together with a copy of any comment letters and any transcript of oral comments and any written responses thereto), (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to any preliminary prospectus or the Prospectus, or any document incorporated by reference therein or any Issuer Free Writing Prospectus or for additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, the Prospectus or any Issuer Free Writing Prospectus or any amendment or supplement to any of the foregoing, or any notice from the Commission objecting to the use of the form of the Registration Statement or any post-effective amendment thereto, or of the suspension of the qualification of the Units for offering or sale in any jurisdiction or of the loss or suspension of any exemption from any such qualification, or of the initiation or threatening of any proceedings for any of such purposes, or of any examination pursuant to Section 8(e) of the 1933 Act concerning the Registration Statement and (v) if the Partnership becomes the subject of a proceeding under Section 8A of the 1933 Act in connection with the offering of the Units.  The Partnership will make every reasonable effort to prevent the issuance of any stop order and, if any such stop order is issued, to obtain the lifting thereof as soon as possible. The Partnership shall pay the required Commission filing fees relating to the Units within the time required by Rule 456(b)(1)(i) of the 1933 Act Regulations without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) of the 1993 Act Regulations, except to the extent such filing fees have been paid prior to the date hereof.

(b)                                 Filing of Amendments.  The Partnership will give the Representative notice of its intention to file or prepare any amendment to the Registration Statement, any Issuer Free Writing Prospectus or any amendment, supplement or revision to any preliminary prospectus, the Prospectus or any Issuer Free Writing Prospectus, whether pursuant to the 1933 Act or otherwise, and the Partnership will furnish the Representative with copies of any such documents within a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Representative or counsel for the Underwriters shall object.  The Partnership has given the Representative notice of any filings made pursuant to the 1934 Act within 48 hours prior to the Applicable Time. The Partnership will give the Representative notice of its intention to make any filing pursuant to the 1934 Act from the Applicable Time through the Closing Date (or, if later, through the end of the period during which the Prospectus is required (or, but for the provisions of Rule 172, would be required) to be delivered by applicable law (whether to meet the requests of purchasers pursuant to Rule 173(d) or otherwise)) and will furnish the Representative with copies of any such documents a reasonable amount of time prior to such proposed filing, as the case may be, and will not file or use any such document to which the Representative or counsel for the Underwriters shall reasonably object.

(c)                                  Delivery of Registration Statements.  The Partnership has furnished or will deliver to the Representative and counsel for the Underwriters, without charge, copies of the Registration Statement and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein or otherwise deemed to be a part thereof) and copies of all consents and certificates of experts.

(d)                                 Delivery of Prospectuses.  The Partnership has delivered to each Underwriter, without charge, as many copies of each preliminary prospectus and any amendments or supplements thereto as such Underwriter reasonably requested, and the Partnership hereby consents to the use of such copies for purposes permitted by the 1933 Act.  The Partnership will furnish to each Underwriter, without charge, during the period when the Prospectus is required (or, but for the provisions of Rule 172, would be required) to be delivered by applicable law (whether to meet the request of purchasers pursuant to Rule 173(d) or otherwise), such number of copies of the Pre-Pricing Prospectus, the Prospectus and any Issuer Free Writing Prospectus and any amendments or supplements thereto as such Underwriter may reasonably request. Each preliminary prospectus, the Prospectus, each Issuer Free Writing Prospectus and any amendments or supplements thereto furnished to the Underwriters were and will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(e)                                  Continued Compliance with Securities Laws.  The Partnership will comply with the 1933 Act, the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the Units as contemplated in this Agreement and in the General Disclosure Package and the Prospectus.  If at any time when a prospectus is required (or, but for the provisions of Rule 172, would be required) by the applicable law to be delivered in connection with sales of the Units (whether to meet the request of purchasers pursuant to Rule 173(d) or otherwise), any event shall occur or condition shall exist as a result of which it is necessary (or if the Representative or counsel for the Underwriters shall notify the Partnership that, in their judgment, it is necessary) to amend the Registration Statement or amend or supplement the General Disclosure Package or the Prospectus so that the Registration Statement, the General Disclosure Package or the Prospectus, as the case may be, will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made or then prevailing, not misleading or if it is necessary (or, if the Representative or counsel for the Underwriters shall notify the Partnership that, in their judgment, it is necessary) to amend the Registration Statement or amend or supplement the General Disclosure Package or the Prospectus in order to comply with the requirements of the 1933 Act, the 1933 Act Regulations, the 1934 Act or the 1934 Act Regulations, the Partnership will promptly notify the Representative and will promptly prepare and file with the Commission, subject to Section 3(b) hereof, such amendment or supplement as may be necessary to correct such untrue statement or omission or to comply with such requirements, the Partnership will use its best efforts to have such amendment declared or become effective as soon as practicable and the Partnership will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request.  If at any time an Issuer Free Writing Prospectus conflicts with the information contained in the Registration Statement or if an event shall occur or condition shall exist as a result of which it is necessary (or if the Representative or counsel for the Underwriters shall notify the Partnership that, in their judgment, it is necessary) to amend or supplement such Issuer Free Writing Prospectus so that it will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made or then prevailing, not misleading, or if it is necessary (or, if the Representative or counsel for the Underwriters shall notify the Partnership that, in their judgment, it is necessary) to amend or supplement such Issuer Free Writing Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Partnership will promptly notify the Representative and will promptly prepare and, if required by the 1933 Act or the 1933 Act Regulations, file with the Commission, subject to Section 3(b) hereof, such amendment or supplement as may be necessary to eliminate or correct such conflict, untrue statement or omission or to comply with such requirements, and the Partnership will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request.

(f)                                   Blue Sky Qualifications.  The Partnership will use its best efforts, in cooperation with the Underwriters, to qualify the Units for offering and sale, or to obtain an exemption for the Units to be offered and sold, under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Representative may designate and to maintain such qualifications and exemptions in effect for so long as required for the distribution of the Units (but in no event less than one year from the date of this Agreement); provided, however, that the Partnership shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.  In each jurisdiction in which the Units have been so qualified or exempt, the Partnership will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification or exemption for so long as required for the distribution of the Units (but in no event for less than one year from the date of this Agreement).

(g)                                  Rule 158.  The Partnership will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide to the Underwriters the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

(h)                                 Use of Proceeds.  The Partnership will use the net proceeds received by it from the sale of the Units in the manner specified in the Pre-Pricing Prospectus and the Prospectus under “Use of Proceeds.”

(i)                                     Listing.   The Partnership will use its best efforts to effect the listing of the Units on the NYSE as and when required by this Agreement.

(j)                                    Restriction on Sale of Common Units.  During the Lock-Up Period (as may be extended pursuant to the provisions set forth below), the Partnership Entities will not, without the prior written consent of the Representative, directly or indirectly:

(i)                           offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of any Common Units, other equity securities of the Partnership or any securities convertible into or exercisable or exchangeable for Common Units or other equity securities of the Partnership, except that the Partnership may issue Common Units or any securities convertible or exchangeable into Common Units as payment of any part of the purchase price for businesses that are acquired by the Partnership or its Subsidiaries; provided that any recipient of such Common Units must agree in writing to be bound by the terms of this Section 3(j) for the remaining term of the Lock-Up Period,

(ii)                        file or cause the filing of any registration statement under the 1933 Act with respect to any Common Units, other equity securities of the Partnership or any securities convertible into or exercisable or exchangeable for any Common Units or other equity securities of the Partnership (other than (1) any registration statement on Form S-8 to register Common Units or options to purchase Common Units pursuant to the NGL Energy Partners LP 2011 Long-Term Incentive Plan described in the Pre-Pricing Prospectus and the Prospectus (the “LTIP”) and (2) any registration statement in connection with the entrance by the Partnership into a definitive agreement relating to the acquisition of a business as contemplated by Section 3(j)(i)), or

(iii)                     enter into any swap or other agreement, arrangement or transaction that transfers to another, in whole or in part, directly or indirectly, any of the economic consequences of ownership of any Common Units, other equity securities or any securities convertible into or exercisable or exchangeable for any Common Units or other equity securities of the Partnership, whether any transaction described in clause (i) or (iii) above is to be settled by delivery of Common Units, Subordinated Units, other equity securities, in cash or otherwise, or publicly announce any intention to do any of the foregoing.  During the Lock-Up Period (as may be extended pursuant to the provisions set forth below), the Partnership and the General Partner shall not permit or grant any waiver of the Partnership’s securities trading policies with respect to any trading window or blackout period, which waiver would allow any officer or director of the Partnership to offer, pledge, sell or otherwise transfer or dispose of any Common Units.  Moreover, if:

(1)                                 during the last 17 days of the Lock-Up Period, the Partnership issues an earnings release or material news or a material event relating to the Partnership occurs, or

(2)                                 prior to the expiration of the Lock-Up Period, the Partnership announces that it will release earnings results or the Partnership becomes aware of material news or a material event relating to the Partnership that will occur during the 16-day period beginning on the last day of the Lock-Up Period, the Lock-Up Period shall be extended and the restrictions imposed by this Section 3(j) shall continue to apply until the expiration of the 18-day period beginning on the date of issuance of the earnings release or the occurrence of the material news or material event, as the case may be, unless the Representative waives, in writing, such extension. In the event of any extension of the Lock-Up Period pursuant to the immediately preceding sentence, the Partnership shall notify the Representative of such extension as promptly as practicable and in any event prior to the last day of the original Lock-Up Period.

Notwithstanding the provisions set forth in the immediately preceding paragraph, the Partnership may, without the prior written consent of the Representative:

(1)                                 issue the Units to the Underwriters pursuant to this Agreement,

(2)                                 issue Common Units, other equity securities of the Partnership or any securities convertible into or exercisable or exchangeable for any Common Units or other equity securities of the Partnership and options to purchase Common Units, pursuant to the LTIP or any other equity incentive plans described in the General Disclosure Package and the Prospectus, if the terms of such equity incentive plans are substantially the same as the form filed as part of the Registration Statement,

(3)                                 issue Common Units upon the exercise of options outstanding on the date of this Agreement or issued after the date of this Agreement under the LTIP or any other equity incentive plans referred to in clause (2) above, and

(4)                                 issue or withhold any Common Units upon the vesting of any outstanding equity award granted pursuant to the LTIP or any other equity incentive plans described in the General Disclosure Package and the Prospectus.

provided, however, that in the case of any issuance described in clause (3) above, it shall be a condition to the issuance that each recipient executes and delivers to the Representative, acting on behalf of the Underwriters, not later than one business day prior to the date of such issuance, a written agreement, in substantially the form of Exhibit D hereto to this Agreement and otherwise satisfactory in form and substance to the Representative.

(k)                                 Reporting Requirements.  The Partnership, during the period when the Prospectus is required (or, but for the provisions of Rule 172, would be required) by applicable law to be delivered (whether to meet the request of purchasers pursuant to Rule 173(d) or otherwise), will file all documents required to be filed with the Commission pursuant to the 1934 Act and the 1934 Act Regulations within the time periods required by the 1934 Act and the 1934 Act Regulations.

(l)                                     Preparation of Prospectus.  Immediately following the execution of this Agreement, the Partnership will, subject to Section 3(b) hereof, prepare the Prospectus, which shall contain the selling terms of the Units, the plan of distribution thereof and such other information as may be required by the 1933 Act or the 1933 Act Regulations or as the Representative and the Partnership may deem appropriate, and, if requested by the Representative, will prepare the Issuer Free Writing Prospectus containing the information set forth in Exhibit H hereto and such other information as may be required by Rule 433 or as the Representative and the Partnership may deem appropriate, and will file or transmit for filing with the Commission, in accordance with the provisions of Rule 430B and in the manner and within the time period required by Rule 424(b) (without reliance on Rule 424(b)(8)), the Prospectus and any such Issuer Free Writing Prospectus.

SECTION 4.  Payment of Expenses.

(a)                                 Expenses.  The Partnership will pay all expenses incident to the performance of its obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement and each amendment thereto (in each case including exhibits) and any costs associated with electronic delivery of any of the foregoing, (ii) the word processing and delivery to the Underwriters of this Agreement and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Units, (iii) the preparation of the certificates for the Units and the issuance and delivery of the Units to the Underwriters, including any stock or other transfer taxes and any stamp or other taxes or duties payable in connection with the sale, issuance or delivery of the Units to the Underwriters, (iv) the fees and disbursements of the counsel, accountants and other advisors to the Partnership, (v) the qualification of the Units under securities laws in accordance with the provisions of Section 3(f) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplements thereto, (vi) the preparation, printing and delivery to the Underwriters of copies of each preliminary prospectus, any Permitted Free Writing Prospectus and the Prospectus and any amendments or supplements thereto and any costs associated with electronic delivery of any of the foregoing, (vii) the preparation, printing and delivery to the Underwriters of copies of the Blue Sky Survey and any supplements thereto and any costs associated with electronic delivery of any of the foregoing, (viii) the fees and expenses of the transfer agent and registrar for the Units, (ix) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review, if any, by FINRA of the terms of the sale of the Units, (x) the fees and expenses incurred in connection with the listing of the Units on the NYSE, and (xi) the costs and expenses of the Partnership and any of its officers, directors, counsel or other representatives in connection with presentations or meetings undertaken in connection with the offering of the Units, including, without limitation, expenses associated with the production of road show slides and graphics and the production and hosting of any electronic road shows, fees and expenses of any consultants engaged in connection with road show presentations, travel, lodging, transportation, and other expenses of the officers, directors, counsel and other representatives of the Partnership incurred, 50% of the cost of any aircraft chartered from a third party in connection with any such presentations or meetings and 50% of the fuel costs for any Partnership owned or leased aircraft used in connection with any such presentations or meetings.  For the avoidance of doubt, the Underwriters shall bear the remaining 50% of the cost of any aircraft chartered from a third party in connection with any such presentations or meetings and 50% of the fuel costs for any Partnership owned or leased aircraft used in connection with any such presentations or meetings.

(b)                                 Termination of Agreement.  If this Agreement is terminated by the Representative in accordance with the provisions of Section 5 and Section 9(a)(i) hereof, the Partnership shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

SECTION 5.  Conditions of Underwriters’ Obligations.

The obligations of the several Underwriters hereunder are subject to the accuracy of the representations and warranties of the Partnership Entities contained in this Agreement, or in certificates signed by any officer of the General Partner or the Partnership (whether signed on behalf of such officer, the General Partner or the Partnership) delivered to the Representative or counsel for the Underwriters, to the performance by the Partnership Entities of their covenants and other obligations hereunder, and to the following further conditions:

(a)                                 Effectiveness of Registration Statement.  The Registration Statement shall have become effective and no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or, to the knowledge of the Partnership Entities, threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters.  The Prospectus shall have been filed with the Commission in the manner and within the time period required by Rule 424(b) (without reliance on Rule 424(b)(8)) and each Issuer Free Writing Prospectus required to be filed with the Commission shall have been filed in the manner and within the time period required by Rule 433.

(b)                                 Opinion of Counsel for Partnership.  At the Closing Date, the Representative shall have received the opinion, dated as of the Closing Date, of Winston & Strawn LLP, counsel for the Partnership, in form and substance satisfactory to the counsel for the Underwriters, together with signed or reproduced copies of such opinion for each of the other Underwriters, to the effect set forth in Exhibit E hereto and to such further effect as the Representative or counsel to the Underwriters may reasonably request.

(c)                                  Opinion of Corporate Counsel.  At the Closing Date, the Representative shall have received the opinion, dated as of the Closing Date, of the Senior Vice President, General Counsel and Secretary of High Sierra, in form and substance satisfactory to the counsel for the Underwriters, together with signed or reproduced copies of such opinion for each of the other Underwriters, to the effect set forth in Exhibit F hereto and to such further effect as the Representative or counsel to the Underwriters may reasonably request.

(d)                                 Opinion of Counsel for Underwriters.  At the Closing Date, the Representative shall have received the opinion, dated as of Closing Date, of Latham & Watkins LLP, counsel for the Underwriters, together with signed or reproduced copies of such opinion for each of the other Underwriters, in form and substance reasonably satisfactory to the Representative, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters.

(e)                                  Officers’ Certificate.  At the Closing Date or the applicable Option Closing Date, as the case may be, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package and the Prospectus (in each case exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), any material adverse change or any development that could reasonably be expected to result in a material adverse change in the condition (financial or other), results of operations, business, properties, management or prospects of the Partnership and its subsidiaries taken as a whole, whether or not arising in the ordinary course of business, and, at the Closing Date, the Representative shall have received a certificate, signed on behalf of the Partnership by the President, the Chief Executive Officer or an Executive Vice President of the General Partner and the Chief Financial Officer or Chief Accounting Officer of the General Partner, dated as of the Closing Date, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties of the Partnership Entities in this Agreement are true and correct at and as of the Closing Date with the same force and effect as though expressly made at and as of the Closing Date, (iii) the Partnership has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Date under or pursuant to this Agreement, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Partnership Entities, are contemplated by the Commission.

(f)                                   Accountant’s Comfort Letter.  At the time of the execution of this Agreement, the Representative shall have received (i) from Grant Thornton LLP, a letter, dated the date of this Agreement and in form and substance satisfactory to the Representative, together with signed or reproduced copies of such letter for each of the other Underwriters, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the Partnership Financial Statements, the NGL Supply Financial Statements and the High Sierra Financial Statements contained in the Registration Statement, the General Disclosure Package, any Issuer Free Writing Prospectuses (other than any electronic road show) and the Prospectus and any amendments or supplements thereto, (ii) from Graham Shepherd PC, a letter, dated the date of this Agreement and in form and substance satisfactory to the Representative, together with signed or reproduced copies of such letter for each of the other Underwriters, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the Osterman Financial Statements contained in the Registration Statement, the General Disclosure Package, any Issuer Free Writing Prospectuses (other than any electronic road show) and the Prospectus and any amendments or supplements thereto, (iii) from BDO USA, LLP, a letter, dated the date of this Agreement and in form and substance satisfactory to the Representative, together with signed or reproduced copies of such letter for each of the other Underwriters, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the SemStream Financial Statements contained in the Registration Statement, the General Disclosure Package, any Issuer Free Writing Prospectuses (other than any electronic road show) and the Prospectus and any amendments or supplements thereto, (iv) from EKS&H, a letter, dated the date of this Agreement and in form and substance satisfactory to the Representative, together with signed or reproduced copies of such letter for each of the other Underwriters, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the Pecos Financial Statements contained in the Registration Statement, the General Disclosure Package, any Issuer Free Writing Prospectuses (other than any electronic road show) and the Prospectus and any amendments or supplements thereto, and (v) from Roloff Hnatek & Co., a letter, dated the date of this Agreement and in form and substance satisfactory to the Representative, together with signed or reproduced copies of such letter for each of the other Underwriters, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the Third Coast Financial Statements contained in the Registration Statement, the General Disclosure Package, any Issuer Free Writing Prospectuses (other than any electronic road show) and the Prospectus and any amendments or supplements thereto.

(g)                                  Bring-down Comfort Letter.  At Closing Date, the Representative shall have received (i) from Grant Thornton LLP, a letter, dated as of the Closing Date and in form and substance satisfactory to the Representative, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (f)(i) of this Section 5, except that the specified date referred to shall be a date not more than three business days prior to the Closing Date, (ii) from Graham Shepherd PC, a letter, dated as of the Closing Date and in form and substance satisfactory to the Representative, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (f)(ii) of this Section 5, except that the specified date referred to shall be a date not more than three business days prior to Closing Date, (iii) from BDO USA, LLP, a letter, dated as of the Closing Date and in form and substance satisfactory to the Representative, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (f)(iii) of this Section 5, except that the specified date referred to shall be a date not more than three business days prior to Closing Date, (iv) from EKS&H, a letter, dated as of the Closing Date and in form and substance satisfactory to the Representative, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (f)(iv) of this Section 5, except that the specified date referred to shall be a date not more than three business days prior to Closing Date, and (v) from Roloff Hnatek & Co., a letter, dated as of the Closing Date and in form and substance satisfactory to the Representative, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (f)(v) of this Section 5, except that the specified date referred to shall be a date not more than three business days prior to Closing Date.

(h)                                 Approval of Listing.  At Closing Date and each Option Closing Date, if any, the Units shall have been approved for listing on the NYSE, subject only to official notice of issuance.

(i)                                     Lock-Up Agreements.  Prior to the date of this Agreement, the Representative shall have received an agreement substantially in the form of Exhibit D hereto signed by each of the persons listed in Exhibit C hereto.

(j)                                    No Objection.  Prior to the date of this Agreement, FINRA shall have confirmed in writing that it has no objection with respect to the fairness and reasonableness of the underwriting terms and arrangements or it shall have been determined that no FINRA filing is required in connection with the transactions contemplated by this Agreement.

(k)                                 Conditions to Purchase of Option Units.  In the event that the Underwriters exercise their option provided in Section 2(b) hereof to purchase all or any portion of the Option Units on any Option Closing Date that is after the Closing Date, the obligations of the several Underwriters to purchase the applicable Option Units shall be subject to the conditions specified in the introductory paragraph of this Section 5 and to the further condition that, at the applicable Option Closing Date, the Representative shall have received:

(1)                                 Opinion of Counsel for Partnership.  The opinion of Winston & Strawn LLP, counsel for the Partnership, in form and substance satisfactory to the counsel for the Underwriters and dated such Option Closing Date, relating to the Option Units to be purchased on such Option Closing Date and otherwise to the same effect as the opinion required by Section 5(b) hereof.

(2)                                 Opinion of Corporate Counsel.  The opinion of the Senior Vice President, General Counsel and Secretary of High Sierra, in form and substance satisfactory to the counsel for the Underwriters and dated such Option Closing Date, relating to the Option Units to be purchased on such Option Closing Date and otherwise to the same effect as the opinion required by Section 5(c) hereof.

(3)                                 Opinion of Counsel for Underwriters.  The opinion of Latham & Watkins LLP, counsel for the Underwriters, dated such Option Closing Date, relating to the Option Units to be purchased on such Option Closing Date and otherwise to the same effect as the opinion required by Section 5(d) hereof.

(4)                                 Officers’ Certificate.  A certificate, dated such Option Closing Date, to the effect set forth in, and signed on behalf of the Partnership by two of the officers specified in Section 5(e) hereof, except that the references in such certificate to the Closing Date shall be changed to refer to such Option Closing Date.

(5)                                 Bring-down Comfort Letter.  A letter from each of (i) Grant Thornton LLP, in form and substance satisfactory to the Representative and dated such Option Closing Date, substantially in the same form and substance as the letter furnished to the Representative pursuant to Section 5(g)(i) hereof, (ii) Graham Shepherd PC, in form and substance satisfactory to the Representative and dated such Option Closing Date, substantially in the same form and substance as the letter furnished to the Representative pursuant to Section 5(g)(ii) hereof, (iii) BDO USA, LLP, in form and substance satisfactory to the Representative and dated such Option Closing Date, substantially in the same form and substance as the letter furnished to the Representative pursuant to Section 5(g)(iii) hereof, (iv) EKS&H, in form and substance satisfactory to the Representative and dated such Option Closing Date, substantially in the same form and substance as the letter furnished to the Representative pursuant to Section 5(g)(iv) hereof, and (v) Roloff Hnatek & Co., in form and substance satisfactory to the Representative and dated such Option Closing Date, substantially in the same form and substance as the letter furnished to the Representative pursuant to Section 5(g)(v) hereof, except that in each case the “specified date” in the letter furnished pursuant to this paragraph shall be a date not more than three business days prior to such Option Closing Date, and except that such letter shall cover any amendments or supplements to the Registration Statement, any Issuer Free Writing Prospectus (other than any electronic road show) and the Prospectus subsequent to the Closing Date.

(l)                                     Additional Documents.  At the Closing Date and each Option Closing Date, counsel for the Underwriters shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Units as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, contained in this Agreement, or as the Representative or counsel for the Underwriters may otherwise reasonably request; and all proceedings taken by the Partnership in connection with the issuance and sale of the Units as herein contemplated and in connection with the other transactions contemplated by this Agreement shall be satisfactory in form and substance to the Representative and counsel for the Underwriters.

(m)                             Termination of Agreement.  If any condition specified in this Section 5 shall not have been fulfilled when and as required to be fulfilled, this Agreement, or, in the case of any condition to the purchase of Option Units on an Option Closing Date which is after the Closing Date, the obligations of the several Underwriters to purchase the relevant Option Units on such Option Closing Date, may be terminated by the Representative by notice to the Partnership at any time on or prior to Closing Date or such Option Closing Date, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 4 hereof and except that Sections 1, 6, 7, 8, 11, 12, 13, 14, 15, 16, 18, 19 and 20 hereof shall survive any such termination of this Agreement and remain in full force and effect.

SECTION 6.  Indemnification.

(a)                                 Indemnification by the Partnership Entities.  The Partnership Entities agree, jointly and severally, to indemnify and hold harmless each Underwriter, its affiliates and its and their officers, directors, employees, partners, members and agents and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

(i)                           against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus, any Issuer Free Writing Prospectus, the General Disclosure Package or the Prospectus (or any amendment or supplement to any of the foregoing), or any “issuer information” (as defined in Rule 433) filed or required to be filed pursuant to Rule 433(d), or any “road show” (as defined in Rule 433) that does not constitute an Issuer Free Writing Prospectus, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii)                        against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Partnership; and

(iii)                     against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above, provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Partnership by any Underwriter through the Representative expressly for use in the Registration Statement (or any amendment thereto), or in any preliminary prospectus, any Issuer Free Writing Prospectus or the Prospectus (or in any amendment or supplement to any of the foregoing), or any “issuer information” (as defined in Rule 433) filed or required to be filed pursuant to Rule 433(d), or any “road show” (as defined in Rule 433) that does not constitute an Issuer Free Writing Prospectus, it being understood and agreed that the only such information furnished by the Underwriters as aforesaid consists of the information described as such in Section 6(b) hereof.

(b)                                 Indemnification by the Underwriters.  Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Partnership, the directors and each of the officers of the General Partner who signed the Registration Statement and each person, if any, who controls the Partnership within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section 6, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), or the Pre-Pricing Prospectus, any other preliminary prospectus, any Issuer Free Writing Prospectus, the General Disclosure Package or the Prospectus (or any amendment or supplement to any of the foregoing), or any “issuer information” (as defined in Rule 433) filed or required to be filed pursuant to Rule 433(d), or any “road show” (as defined in Rule 433) that does not constitute an Issuer Free Writing Prospectus, in reliance upon and in conformity with written information furnished to the Partnership by such Underwriter through the Representative expressly for use therein.  The Partnership hereby acknowledges and agrees that the information furnished to the Partnership by the Underwriters through the Representative expressly for use in the Registration Statement (or any amendment thereto), in any preliminary prospectus, any Issuer Free Writing Prospectus or the Prospectus (or any amendment or supplement to any of the foregoing), or any “issuer information” (as defined in Rule 433) filed or required to be filed pursuant to Rule 433(d), or any “road show” (as defined in Rule 433) that does not constitute an Issuer Free Writing Prospectus, consists exclusively of the sentence on the cover page of the Pre-Pricing Prospectus and the Prospectus relating to the delivery of the Units and the following information appearing in the Pre-Pricing Prospectus and the Prospectus under the following captions:  paragraph one under the caption “Underwriting—Commissions and Discounts,” “Underwriting—Price Stabilization,” “Underwriting—Short Positions and Penalty Bids” and paragraph two under the caption “Underwriting—Other Relationships.”

(c)                                  Actions Against Parties; Notification.  Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement.  In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel appointed by the indemnifying party at the indemnifying party’s expense (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as expressly set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding anything otherwise provided herein, the indemnified party shall have the right to employ one separate counsel (in addition to any local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party.  No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d)                                 Settlement Without Consent if Failure to Reimburse.  If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by this Section 6, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

SECTION 7.  Contribution.

If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Partnership Entities on the one hand and the Underwriters on the other hand from the offering of the Units pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Partnership Entities on the one hand and of the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

The relative benefits received by the Partnership Entities on the one hand and the Underwriters on the other hand in connection with the offering of the Units pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Units pursuant to this Agreement (before deducting expenses) received by the Partnership and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth on the cover of the Prospectus, bear to the aggregate initial public offering price of the Units as set forth on such cover.

The relative fault of the Partnership Entities on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Partnership Entities on the one hand or by the Underwriters on the other hand and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Partnership Entities and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7.  The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Units underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

For purposes of this Section 7, each officer, director, employee, partner, member, agent and affiliate of any Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Underwriter, and each director of the General Partner, each officer of the General Partner who signed the Registration Statement, and each person, if any, who controls the Partnership within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Partnership.  The Underwriters’ respective obligations to contribute pursuant to this Section 7 are several in proportion to the number of Initial Units set forth opposite their respective names in Exhibit A hereto and not joint.

SECTION 8.  Representations, Warranties and Agreements to Survive Delivery.

All representations, warranties and agreements contained in this Agreement or in certificates signed by any officer of the General Partner (whether signed on behalf of such officer, the General Partner or the Partnership) and delivered to the Representative or counsel to the Underwriters, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, any officer, director, employee, partner, member, agent or affiliate of any Underwriter or any person controlling any Underwriter, or by or on behalf of the Partnership, any officer, director or employee of the General Partner or any person controlling the Partnership, and shall survive delivery of and payment for the Units.

SECTION 9.  Termination of Agreement.

(a)                                 Termination; General.  The Representative may terminate this Agreement, by notice to the Partnership, at any time on or prior to Closing Date (and, if any Option Units are to be purchased on an Option Closing Date which occurs after the Closing Date, the Representative may terminate the obligations of the several Underwriters to purchase such Option Units, by notice to the Partnership at any time on or prior to such Option Closing Date) (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the General Disclosure Package or the Prospectus (in each case exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), any material adverse change, or any development that could reasonably expected to result in a material adverse change, in the condition (financial or other), results of operations, business, properties, management or prospects of the Partnership Entities taken as a whole, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any declaration of a national emergency or war by the United States, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions (including, without limitation, as a result of terrorist activities), in each case the effect of which is such as to make it, in the judgment of the Representative, impracticable or inadvisable to market the Units or to enforce contracts for the sale of the Units, or (iii) if trading in any securities of the Partnership has been suspended or materially limited by the Commission or the NYSE, or if trading generally on the NYSE, the Nasdaq Global Select Market, the Nasdaq Global Market, the NYSE Amex, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade has been suspended or limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by order of the Commission, FINRA or any other governmental authority, or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States or in Europe, or (iv) if a banking moratorium has been declared by either Federal or New York authorities or (v) if there shall have occurred, since the time of execution of this Agreement, any downgrading in the rating of any debt securities of the Partnership, or of the securities of any subsidiary or subsidiary trust of the Partnership, by any “nationally recognized statistical rating organization” (as defined by the Commission for purposes of Rule 436 under the 1933 Act) or any public announcement that any such organization has placed its rating on the Partnership or any such debt securities under surveillance or review or on a so-called “watch list” (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating) or any announcement by any such organization that the Partnership or any such debt securities has been placed on negative outlook.

(b)           Liabilities.  If this Agreement is terminated pursuant to this Section 9, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7, 8, 11, 12, 13, 14, 15, 17, 18 and 19 hereof shall survive such termination and remain in full force and effect.

SECTION 10.  Default by One or More of the Underwriters.

If one or more of the Underwriters shall fail at the Closing Date or an Option Closing Date to purchase the Units that it or they are obligated to purchase under this Agreement (the “Defaulted Units”), the Representative shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Units in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representative shall not have completed such arrangements within such 24-hour period, then:

(1)     if the number of Defaulted Units does not exceed 10% of the number of Units to be purchased on such date, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount of such Defaulted Units in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters; or

(2)     if the number of Defaulted Units exceeds 10% of the number of Units to be purchased on such date, this Agreement or, with respect to any Option Closing Date which occurs after the Closing Date, the obligation of the Underwriters to purchase and of the Partnership to sell the Option Units that were to have been purchased and sold on such Option Closing Date, shall terminate without liability on the part of any non-defaulting Underwriter.

No action taken pursuant to this Section 10 shall relieve any defaulting Underwriter from liability in respect of its default.

In the event of any such default that does not result in a termination of this Agreement or, in the case of an Option Closing Date that is after the Closing Date, that does not result in a termination of the obligation of the Underwriters to purchase and the Partnership to sell the relevant Option Units, as the case may be, the Representative shall have the right to postpone the Closing Date or the relevant Option Closing Date, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement, the General Disclosure Package or Prospectus or in any other documents or arrangements.  As used herein, the term “Underwriter” includes any person substituted for an Underwriter under this Section 10.

SECTION 11.  Notices.

All notices and other communications hereunder shall be in writing, shall be effective only upon receipt and shall be mailed, delivered by hand or overnight courier, transmitted by fax (with the receipt of such fax to be confirmed by telephone) or, in the case of any notice given under Section 2(b) hereof, by email correspondence if receipt of such correspondence is actually acknowledged, other than via auto-reply.  Notices to the Underwriters shall be directed to the Representative at RBC Capital Markets, LLC, Three World Financial Center, 200 Vesey Street, 8th Floor, New York, NY 10281-8098, Attention: Michael Goldberg, Syndicate Director (Fax:  212-428-6260), and notices to the Partnership shall be directed to it at 6120 South Yale Avenue, Suite 805, Tulsa, Oklahoma 74136, Attention:  Chief Executive Officer.

SECTION 12.  Parties.

This Agreement shall inure to the benefit of and be binding upon the Underwriters and the Partnership Entities.  Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters and the Partnership Entities and their respective successors and the controlling persons and other indemnified parties referred to in Sections 6 and 7 hereof and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained.  This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters and the Partnership Entities and their respective successors, and said controlling persons and other indemnified parties and their heirs and legal representatives, and for the benefit of no other person or entity.  No purchaser of Units from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

SECTION 13.  Compliance with USA Patriot Act.

In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Underwriters are required to obtain, verify and record information that identifies their respective clients, including the Partnership, which information may include the name and address of their respective clients, as well as other information that will allow  the Underwriters to properly identify their respective clients.

SECTION 14.  GOVERNING LAW AND TIME.

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH HEREIN, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

SECTION 15.  Effect of Headings.

The Section and Exhibit headings herein are for convenience only and shall not affect the construction hereof.

SECTION 16.  Definitions.

As used in this Agreement, the following terms have the respective meanings set forth below:

“Applicable Time” means 8:30 a.m. (New York City time) on September 20, 2013 or such other time as agreed by the Partnership and the Representative.

“Commission” means the Securities and Exchange Commission.

“Credit Agreement” means the Credit Agreement, dated June 19, 2012, by and among NGL Operating, the other NGL subsidiary borrowers party thereto, the Partnership, as guarantor, Deutsche Bank Securities, as administrative agent, and the other financial institutions party thereto, as amended.

“DTC” means The Depository Trust Company.

“EDGAR” means the Commission’s Electronic Data Gathering, Analysis and Retrieval System.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder.

“FCPA” means the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder.

“FINRA” means the Financial Industry Regulatory Authority, Inc.

“GAAP” means generally accepted accounting principles.

“General Partner Agreement” means the Third Amended and Restated Limited Liability Company Agreement of NGL Energy Holdings LLC, as amended, supplemented or otherwise modified.

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433, relating to the Units that (a) is required to be filed with the Commission by the Partnership, (b) is a “road show” that is a “written communication” within the meaning of

Rule 433(d)(8)(i), whether or not required to be filed with the Commission, or (c) is exempt from filing pursuant to Rule 433(d)(5)(i) because it contains a description of the Units or of the offering that does not reflect the final terms, and all free writing prospectuses that are listed in Exhibit H hereto, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Partnership’s records pursuant to Rule 433(g).

“Lien” means any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

“Lock-Up Period” means the period beginning on and including the date of this Agreement through and including the date that is the 45th day after the date of this Agreement, subject to extension of such period as provided herein.

“Management GP Members” means Atanas H. Atanasov, Atkinson Investors, LLC, a Texas limited liability company, Coady Enterprises, LLC, an Illinois limited liability company, KrimGP2010, LLC, an Oklahoma limited liability company, Thorndike, LLC, an Illinois limited liability company, DCK GP LLC, a Texas limited liability company, Impact Development, LLC, a Colorado limited liability company, Sharra Straight, and V E Properties XI LLC, a Massachusetts limited liability company.

“Management Partners” means Patrice Armbruster, Atanas Atanasov, Bradley K. Atkinson, Atkinson Investors, LLC, 2012 Grandchild Dynasty Trust, Bryan Guderian, David Kehoe, H. Michael Krimbill, KrimGP 2010 LLC, Krim2010, LLC, James Burke, Impact Development, LLC, James Kneale, Kevin Clement, Sharra Straight, Shawn Coady, SWC Family Partnership LP, 2012 Shawn W. Coady Irrevocable Insurance Trust, Coady Enterprises, LLC, Stephen Cropper, Todd Coady, TMC Family Partnership LP, 2012 Todd M. Coady Irrevocable Insurance Trust, Vince Osterman, AO Energy Inc., Milford Propane Inc., Osterman Propane Inc., E. Osterman, Inc., E. Osterman Gas Services, Inc., E. Osterman Propane Inc., Propane Gas, LLC and Saveway Propane Gas Services, Inc.

“Note Purchase Agreement” means the Note Purchase Agreement, dated June 19, 2012, between the Partnership and the purchasers named therein, as amended.

“NYSE” means the New York Stock Exchange.

“OFAC” means the Office of Foreign Assets Control of the U.S. Treasury Department.

“Organizational Documents” means (a) in the case of a corporation, its charter and by-laws; (b) in the case of a limited or general partnership, its partnership certificate, certificate of formation or similar organizational document and its partnership agreement; (c) in the case of a limited liability company, its articles of organization, certificate of formation or similar organizational documents and its operating agreement, limited liability company agreement, membership agreement or other similar agreement; (d) in the case of a trust, its certificate of trust, certificate of formation or similar organizational document and its trust agreement or other similar agreement; and (e) in the case of any other entity, the organizational and governing documents of such entity.

“Partnership Agreement” means the Second Amended and Restated Agreement of Limited Partnership of NGL Energy Partners LP, as amended, supplemented or otherwise modified.

“Partnership Documents” means (a) all Subject Instruments and (b) all other contracts, indentures, mortgages, deeds of trust, loan or credit agreements, bonds, notes, debentures, evidences of indebtedness, swap agreements, leases or other instruments or agreements to which the Partnership or any of its subsidiaries is a party or by which the Partnership or any of its subsidiaries is bound or to which any of the property or assets of the Partnership or any of its subsidiaries is subject that solely in the case of this clause (b), are material with respect to the Partnership and its subsidiaries taken as a whole.

“preliminary prospectus” means any prospectus together with, if applicable, the accompanying prospectus supplement used in connection with the offering of the Units that omitted the public offering price of the Units or that was captioned “Subject to Completion,” together with the documents incorporated or deemed to be incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act. The term “preliminary prospectus” includes, without limitation, the Pre-Pricing Prospectus.

“Registration Statement” means the Partnership’s registration statement on Form S—3 (Registration No. 333-189842), as amended (if applicable), including the documents incorporated or deemed to be incorporated by reference therein pursuant to Item 12 of Form S—3 under the 1933 Act and the Rule 430B Information; provided that any Rule 430B Information shall be deemed part of the Registration Statement only from and after the time specified pursuant to Rule 430B.

“Repayment Event” means any event or condition that (a) gives the holder of any bond, note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Partnership or any subsidiary of the Partnership, or (b) gives any counterparty (or any person acting on such counterparty’s behalf) under any swap agreement or similar agreement or instrument to which the Partnership or any subsidiary of the Partnership is a party the right to liquidate or accelerate the payment obligations, or designate an early termination date under such agreement or instrument, as the case may be.

“Rule 163,” “Rule 164,” “Rule 172,” “Rule 173(d),” “Rule 401(g)(2),” “Rule 405,” “Rule 424(b),” “Rule 430B” and “Rule 433” refer to such rules under the 1933 Act.

“Rule 430B Information” means the information included in the Prospectus or any amendment or supplement thereto, that was omitted from the Registration Statement at the time it became effective but that is deemed to be a part of the Registration Statement at the time it became effective pursuant to Rule 430B.

“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder or implementing the provisions thereof.

“Specified GP Holders” means the Management GP Members, EMG NGL HC LLC, a Delaware limited liability company, SemGroup Corporation, a Delaware corporation, and each of their respective affiliates.

“Subject Instruments” means the Credit Agreement and all other instruments, agreements and documents filed as exhibits to the Registration Statement pursuant to Rule 601(b)(10) of Regulation S-K of the Commission; provided, that if any instrument, agreement or other document filed as an exhibit to the Registration Statement as aforesaid has been redacted or if any portion thereof has been deleted or is otherwise not included as part of such exhibit (whether pursuant to a request for confidential treatment or otherwise), the term “Subject Instruments” shall nonetheless mean such instrument, agreement or other document, as the case may be, in its entirety, including any portions thereof which shall have been so redacted, deleted or otherwise not filed.

“1933 Act” means the Securities Act of 1933, as amended.

“1933 Act Regulations” means the rules and regulations of the Commission under the 1933 Act.

“1934 Act” means the Securities Exchange Act of 1934, as amended.

“1934 Act Regulations” means the rules and regulations of the Commission under the 1934 Act.

“1940 Act” means the Investment Company Act of 1940, as amended.

All references in this Agreement to the Registration Statement, any preliminary prospectus, the Prospectus, any Issuer Free Writing Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the version thereof filed with the Commission pursuant to EDGAR and all versions thereof delivered (physically or electronically) to the Representative or the Underwriters.

All references in this Agreement to financial statements and schedules and other information which is “contained,” “included” or “stated” in the Registration Statement, any preliminary prospectus or the Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in or otherwise deemed by 1933 Act to be a part of or included in the Registration Statement, any preliminary prospectus or the Prospectus, as the case may be, including any document filed under the 1934 Act which is incorporated by reference in or otherwise deemed by 1933 Act to be a part of or included in the Registration Statement, such preliminary prospectus or the Prospectus, as the case may be.

SECTION 17.  Permitted Free Writing Prospectuses.

The Partnership represents, warrants and agrees that it has not made and, unless it obtains the prior written consent of the Representative, it will not make, and each Underwriter, severally and not jointly, represents, warrants and agrees that it has not made and, unless it obtains the prior written consent of the Partnership and the Representative, it will not make, any offer relating to the Units that constitutes or would constitute an “issuer free writing prospectus” (as defined in Rule 433) or that otherwise constitutes or would constitute a “free writing prospectus” (as defined in Rule 405) or portion thereof required to be filed with the Commission or, in the case of the Partnership, whether or not required to be filed with the Commission; provided that the prior written consent of the Partnership and the Representative shall be deemed to have been given in respect of the Issuer Free Writing Prospectuses, if any, listed on Exhibit H hereto and to any electronic road show in the form previously provided by the Partnership to and approved by the Representative.  Any such free writing prospectus consented to or deemed to have been consented to as aforesaid is hereinafter referred to as a “Permitted Free Writing Prospectus.”  The Partnership represents, warrants and agrees that it has treated and will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rules 164 and 433, and has complied and will comply with the requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping. For the purposes of clarity, the parties hereto agree that all free writing prospectuses, if any, listed in Exhibit H hereto are Permitted Free Writing Prospectuses.

SECTION 18.  Absence of Fiduciary Relationship.

Each of the Partnership Entities, jointly and severally, acknowledges and agrees that:

(a)           each of the Underwriters is acting solely as an underwriter in connection with the sale of the Units and no fiduciary, advisory or agency relationship between the Partnership Entities, on the one hand, and any of the Underwriters, on the other hand, has been created in respect of any of the transactions contemplated by this Agreement, irrespective of whether any of the Underwriters has advised or is advising the Partnership Entities on other matters;

(b)           the public offering price of the Units and the price to be paid by the Underwriters for the Units set forth in this Agreement were established by the Partnership Entities following discussions and arms-length negotiations with the Representative;

(c)           it is capable of evaluating and understanding, and understands and accepts, the terms, risks and conditions of the transactions contemplated by this Agreement;

(d)           it is aware that the Underwriters and their respective affiliates are engaged in a broad range of transactions that may involve interests that differ from those of the Partnership Entities and that none of the Underwriters has any obligation to disclose such interests and transactions to the Partnership Entities by virtue of any fiduciary, advisory or agency relationship; and

(e)           it waives, to the fullest extent permitted by law, any claims it may have against any of the Underwriters for breach of fiduciary duty or alleged breach of fiduciary duty and agrees that none of the Underwriters shall have any liability (whether direct or indirect, in contract, tort or otherwise) to it in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on its behalf  or in right of it or the Partnership, including unitholders, employees or creditors of Partnership Entities.

SECTION 19.  Research Analyst Independence.

The Partnership Entities acknowledge that the Underwriters’ research analysts and research departments are required to be independent from their respective investment banking divisions and are subject to certain regulations and internal policies, and that such Underwriters’ research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Partnership and/or the offering that differ from the views of their respective investment banking divisions.  The Partnership Entities hereby waive and release, to the fullest extent permitted by applicable law, any claims that the Partnership Entities may have against the Underwriters with respect to any conflict of interest that may arise from the fact that the views expressed by their independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Partnership Entities by such Underwriters’ investment banking divisions.  The Partnership Entities acknowledge that each of the Underwriters is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the companies that may be the subject of the transactions contemplated by this Agreement.

SECTION 20.  Consent to Jurisdiction.

The Partnership Entities hereby submit to the non-exclusive jurisdiction of any U.S. federal or state court located in the Borough of Manhattan, the City and County of New York in any action, suit or proceeding arising out of or relating to or based upon this Agreement or any of the transactions contemplated hereby, and irrevocably and unconditionally waive any objection to the laying of venue of any action, suit or proceeding in any such court and agree not to plead or claim in any such court that any such action, suit or proceeding has been brought in an inconvenient forum.

[Signature Page Follows]

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Partnership a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Underwriters, the Partnership, the General Partner, NGL Operating, NGL Supply, High Sierra and High Sierra GP in accordance with its terms.

Very truly yours,

NGL ENERGY PARTNERS LP

By:	NGL Energy Holdings LLC,
its general partner

By	/s/ H. Michael Krimbill
Name: H. Michael Krimbill
Title: Chief Executive Officer

NGL ENERGY HOLDINGS LLC

By	/s/ H. Michael Krimbill
Name: H. Michael Krimbill
Title: Chief Executive Officer

NGL ENERGY OPERATING LLC

By	/s/ H. Michael Krimbill
Name: H. Michael Krimbill
Title: Chief Executive Officer

NGL SUPPLY, LLC

By	/s/ H. Michael Krimbill
Name: H. Michael Krimbill
Title: Chief Executive Officer

[Signature page to Underwriting Agreement]

HIGH SIERRA ENERGY, LP

By:	High Sierra Energy GP, LLC,
its general partner

By	/s/ H. Michael Krimbill
Name: H. Michael Krimbill
Title: President

HIGH SIERRA ENERGY GP, LLC

By	/s/ H. Michael Krimbill
Name: H. Michael Krimbill
Title: President

[Signature page to Underwriting Agreement]

CONFIRMED AND ACCEPTED, as of the date first above written:

RBC CAPITAL MARKETS, LLC

By	/s/ Andrew Hull
Name: Andrew Hull
Title: Director

For itself and as Representative of the Underwriters named in Exhibit A hereto.

[Signature page to Underwriting Agreement]

EXHIBIT A

Name of Underwriter	Number of Initial Units
RBC Capital Markets, LLC	1,127,500
Merrill Lynch, Pierce, Fenner & Smith Incorporated	1,127,500
Wells Fargo Securities, LLC	1,127,500
Robert W. Baird & Co. Incorporated	307,500
BMO Capital Markets Corp.	307,500
Janney Montgomery Scott LLC	102,500
Total	4,100,000

A-1

EXHIBIT B

SUBSIDIARIES OF THE PARTNERSHIP

Name	Jurisdiction of Organization	Jurisdictions of Foreign Qualification	Type of Entity	Names of General Partners/Managing Members*

NGL Energy Operating LLC	Delaware	IL, OK, PA	Limited Liability Company	NGL Energy Partners LP

Hicksgas, LLC	Delaware	IL, IN, MS, NV, OR, TN, UT, WA, WI, WY	Limited Liability Company	NGL Energy Operating LLC

NGL Supply, LLC	Delaware	AL, IL, IN, IA, KS, KY, MI, MS, MO, NJ, NY, NC, OH, OK, PA, TX, WI	Limited Liability Company	NGL Holdings, Inc.

NGL Gateway Terminals, Inc.	Ontario	—	Corporation	N/A

NGL Supply Retail, LLC	Delaware	FL, GA, KS, NC	Limited Liability Company	NGL Supply, LLC

NGL Supply Terminal Company, LLC	Delaware	AZ, AR, IL, IN, ME, MA, MN, MO, WA, WI	Limited Liability Company	NGL Supply, LLC

NGL Supply Wholesale, LLC	Delaware	AL, AZ, AR, CA, CO, CT, FL, GA, ID, IL, IN, IA, KS, KY, LA, ME, MD, MA, MI, MN, MS, MO, MT, NE, NV, NH, NJ, NM, NY, NC, ND, OH, OK, OR, RI, SC, SD, TN, TX, UT, VT, VA, WA, WI, WY, PA	Limited Liability Company	NGL Supply, LLC

Rocket Supply, Inc.	Delaware	IL, IN	Corporation	N/A

Osterman Propane, LLC	Delaware	CT, ME, MA, NH, NY, RI	Limited Liability Company	NGL Energy Operating LLC

NGL-NE Real Estate, LLC	Delaware	CT, ME, MA, NH, NJ, RI	Limited Liability Company	NGL Energy Operating LLC

NGL-MA Real Estate, LLC	Delaware	MD, NJ, PA	Limited Liability Company	NGL Energy Operating LLC

*  Applicable only if the subsidiary in question is a limited or general partnership or limited liability company.

Name	Jurisdiction of Organization	Jurisdictions of Foreign Qualification	Type of Entity	Names of General Partners/Managing Members*

NGL-MA, LLC	Delaware	MD, NJ, PA	Limited Liability Company	NGL Energy Operating LLC

Atlantic Propane LLC†	Oklahoma	—	Limited Liability Company

NGL Hutch, LLC	Delaware	—	Limited Liability Company	NGL Supply Terminal Company, LLC

High Sierra Energy GP, LLC	Colorado	AR, KS, KY, NJ	Limited Liability Company	NGL Energy Holdings LLC

High Sierra Energy, LP	Delaware	AR, CO, KS, NJ, WY	Limited Partnership	High Sierra Energy GP, LLC

High Sierra Shared Services, LLC	Colorado	—	Limited Liability Company	High Sierra Energy Operating, LLC

High Sierra Energy Operating, LLC	Colorado	—	Limited Partnership	High Sierra Energy, LP

High Sierra Compression, LLC	Colorado	—	Limited Liability Company	High Sierra Energy Operating LLC

High Sierra SERTCO, LLC‡	Colorado	KS, KY, OK, TX	Limited Liability Company	High Sierra Compression, LLC

High Sierra Energy Marketing, LLC	Colorado	—	Limited Liability Company	High Sierra Energy Operating LLC

Centennial Energy, LLC	Colorado	AL, AZ, AR, CA, CT, DE, FL, GA, ID, IL, IN, IA, KS, KY, LA, MD, MA, MI, MN, MS, MO, MT, NE, NV, NH, NJ, NM, NY, NC, ND, OH, OK, OR, PA, SC, TN, TX, UT, VA, WA, WV, WI, WY	Limited Liability Company	High Sierra Energy Marketing, LLC

Centennial Gas Liquids, ULC	Alberta	—	Limited Liability Company	N/A

†  NGL Energy Partners LP owns a 60% member interest in Atlantic Propane LLC

‡  NGL Energy Partners LP owns an 80% member interest in High Sierra SERTCO

Name	Jurisdiction of Organization	Jurisdictions of Foreign Qualification	Type of Entity	Names of General Partners/Managing Members*

High Sierra Crude Oil & Marketing, LLC	Colorado	AZ, AR, KS, LA, MN, MT, NE, NM, ND, OH, OK, TX, UT, WY	Limited Liability Company	High Sierra Energy Marketing, LLC

Andrews Oil Buyers, Inc.	Texas	NM	Corporation	N/A

Petro Source Products, LLC	Texas	—	Limited Liability Company	High Sierra Crude Oil & Marketing, LLC

Petro Source Terminals, LLC	Texas	OK	Limited Liability Company	High Sierra Crude Oil & Marketing, LLC

Black Hawk Gathering, LLC	Texas	NM	Limited Liability Company	High Sierra Crude Oil & Marketing, LLC

Pecos Gathering & Marketing, LLC	Texas	NM	Limited Liability Company	High Sierra Crude Oil & Marketing, LLC

Midstream Operations, LLC	Texas	—	Limited Liability Company	High Sierra Crude Oil & Marketing LLC

High Sierra Canada Holdings, LLC	Colorado	—	Limited Liability Company	High Sierra Crude Oil & Marketing, LLC

High Sierra Energy Canada ULC	Alberta	—	Limited Liability Company	N/A

High Sierra Storage, LLC	Colorado	—	Limited Liability Company	High Sierra Energy Operating, LLC

High Sierra Transportation, LLC	Colorado	KS, MT, NM, ND, OK, TX	Limited Liability Company	High Sierra Energy Operating, LLC

Third Coast Towing, LLC	Texas	—	Limited Liability Company	High Sierra Transportation, LLC

High Sierra Water Holdings, LLC	Colorado	—	Limited Liability Company	High Sierra Energy Operating LLC

High Sierra Water Services, LLC	Colorado	NM, OK, TX	Limited Liability Company	High Sierra Energy Operating, LLC

AntiCline Disposal, LLC	Wyoming	WY	Limited Liability Company	High Sierra Water Holdings, LLC

Name	Jurisdiction of Organization	Jurisdictions of Foreign Qualification	Type of Entity	Names of General Partners/Managing Members*

High Sierra Water Services Midcontinent, LLC	Oklahoma	CO	Limited Liability Company	High Sierra Water Holdings, LLC

High Sierra Water Permian, LLC	Colorado	—	Limited Liability Company	High Sierra Water Holdings, LLC

Greensburg Oilfield, LLC	Colorado	KS, OK	Limited Liability Company	High Sierra Water Holdings, LLC

High Sierra Water-Eagle Ford, LLC	Delaware	TX	Limited Liability Company	High Sierra Water Holdings, LLC

Indigo Injection #3-1, LLC§	Delaware	—	Limited Liability Company	High Sierra Water-Eagle Ford, LLC

Cierra Marine GP, LLC	Delaware	TX, LA	Limited Liability Company	High Sierra Transportation LLC

Cierra Marine LP	Delaware	TX, LA	Limited Liability Company	Cierra Marine GP, LLC

CC Marine, LLC	Texas	—	Limited Liability Company	High Sierra Transportation LLC

High Sierra SWD Operator, LLC	Texas	—	Limited Liability Company	High Sierra Water-Eagle Ford, LLC

High Sierra SWD Shared Services, LLC	Texas	—	Limited Liability Company	High Sierra Water-Eagle Ford, LLC

High Sierra Cotulla SWD, LLC	Texas	—	Limited Liability Company	High Sierra Water-Eagle Ford, LLC

High Sierra Karnes SWD, LLC	Texas	—	Limited Liability Company	High Sierra Water-Eagle Ford, LLC

High Sierra Nixon SWD, LLC	Texas	—	Limited Liability Company	High Sierra Water-Eagle Ford, LLC

High Sierra Pearsall SWD, LLC	Texas	—	Limited Liability Company	High Sierra Water-Eagle Ford, LLC

§  NGL Energy Partners owns a 75% interest in Indigo Injection  #3-1, LLC

Name	Jurisdiction of Organization	Jurisdictions of Foreign Qualification	Type of Entity	Names of General Partners/Managing Members*

Lotus Oilfield Services, LLC	Texas	—	Limited Liability Company	High Sierra Transportation, LLC

Coastal Plains Disposal #1, LLC	Texas	—	Limited Liability Company	High Sierra Water-Eagle Ford, LLC

EXHIBIT C

LIST OF PERSONS SUBJECT TO LOCK-UP

H. Michael Krimbill
KRIMGP2010 LLC
KRIM2010, LLC
Patrice Armbruster (including Common Units held directly by Tom Armbruster)
Atanas H. Atanasov
Bradley K. Atkinson
Atkinson Investors, LLC
2012 Grandchild Dynasty Trust
James J. Burke
Impact Development, LLC
Shawn W. Coady
SWC Family Partnership LP
2012 Shawn W. Coady Irrevocable Insurance Trust
Coady Enterprises, LLC
Todd M. Coady
TMC Family Partnership LP
2012 Todd M. Coady Irrevocable Insurance Trust
Thorndike, LLC
David C. Kehoe
Vincent J. Osterman
AO Energy, Inc.
E. Osterman, Inc.
E. Osterman Gas Service, Inc.
E. Osterman Propane, Inc.
Milford Propane, Inc.
Osterman Propane, Inc.
Propane Gas, Inc.
Saveway Propane Gas Service, Inc.
Sharra Straight
SemGroup Corporation

C-1

EXHIBIT D

FORM OF LOCK-UP AGREEMENT

NGL Energy Partners LP

Public Offering of Common Units

Dated as of                     , 2013

RBC Capital Markets, LLC

As Representative of the several Underwriters

Three World Financial Center

200 Vesey Street

New York, New York  10281

Ladies and Gentlemen:

This agreement is being delivered to you in connection with the proposed Underwriting Agreement (the “Underwriting Agreement”) between NGL Energy Partners LP, a Delaware limited partnership (the “Partnership”), NGL Energy Holdings LLC, a Delaware limited liability company (the “General Partner”), and RBC Capital Markets, LLC (“RBC”), as representative of a group of underwriters (the “Underwriters”) and the other parties thereto (if any), relating to a proposed underwritten public offering of common units representing limited partner interests (the “Common Units”) in the Partnership.  Terms used but not defined herein have the respective meanings ascribed to such terms in the Underwriting Agreement.

In order to induce you and the other Underwriters to enter into the Underwriting Agreement, and in light of the benefits that the offering of the Common Units will confer upon the undersigned in its capacity as a securityholder and/or an officer or director of the Partnership or the General Partner, as the case may be, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with each Underwriter that, during the period beginning on and including the date of the Underwriting Agreement through and including the date that is the 45th day after the date of the Underwriting Agreement (the “Lock-Up Period”), the undersigned will not, without the prior written consent of RBC, directly or indirectly:

(i)  offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of any Common Units, other equity securities of the Partnership or any securities convertible into or exercisable or exchangeable for Common Units or other equity securities of the Partnership, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or

(ii)  enter into any swap or other agreement, arrangement or transaction that transfers to another, in whole or in part, directly or indirectly, any of the economic consequences of ownership of any Common Units, other equity securities of the Partnership or any securities convertible into or exercisable or exchangeable for any Common Units or other equity securities of the Partnership, whether any transaction described in clause (i) or (ii) above is to be settled by delivery of Common Units, other equity securities, in cash or otherwise, or publicly announce any intention to do any of the foregoing.  Moreover, if:

(1)                                 during the last 17 days of the Lock-Up Period the Partnership issues an earnings release or material news or a material event relating to the Partnership occurs, or

(2)                                 prior to the expiration of the Lock-Up Period, the Partnership announces that it will release earnings results or the Partnership becomes aware of material news or a material event relating to the Partnership that will occur during the 16-day period beginning on the last day of the Lock-Up Period, the Lock-Up Period shall be extended and the restrictions imposed by this agreement shall continue to apply until the expiration of the 18-day period beginning on the date of issuance of the earnings release or the occurrence of the material news or material event, as the case may be, unless RBC waives, in writing, such extension.

Prior to engaging in any transaction or taking any other action that is subject to the restrictions imposed by this agreement at any time during the period from and including the date of this agreement through and including the 34th day following the last day of the Lock-Up Period (prior to giving effect to any extension of the Lock-Up Period pursuant to the immediately preceding sentence), the undersigned will give notice thereof to the Partnership and will not consummate such transaction or take any such action unless it has received written confirmation from the Partnership that the Lock-Up Period (as the same may have been extended pursuant to the immediately preceding sentence) has expired.

Notwithstanding the provisions set forth above, the undersigned may, without the prior written consent of RBC, transfer any Common Units, other equity securities or any securities convertible into or exchangeable or exercisable for Common Units or other equity securities:

(1) if the undersigned is a natural person, (i) as a bona fide gift or gifts or by will, by intestate succession or pursuant to a so-called “living trust” or other revocable trust established to provide for the disposition of property on the undersigned’s death, in each case to any member of the immediate family (as defined below) of the undersigned or to a trust the beneficiaries of which are exclusively the undersigned or members of the undersigned’s immediate family, or as a bona fide gift or gifts to a charity or educational institution and (ii) as required or permitted by the NGL Energy Partners LP 2011 Long-Term Incentive Plan or any other of the Partnership’s benefit plans that are described in the Registration Statement to reimburse or pay income tax or withholding obligations in connection with the vesting or exercise of any awards under such plans,

(2) if the undersigned is a partnership or a limited liability company, to a partner or member, as the case may be, of such partnership or limited liability company if, in any such case, such transfer is not for value, and

(3) in a private transaction, block trade or other similar arrangement not effectuated in the open market on any national securities exchange,

provided, however, that in the case of any transfer described in clause (1)(i), (2) or (3) above, it shall be a condition to the transfer that (A) the transferee executes and delivers to RBC, acting on behalf of the Underwriters, not later than one business day prior to such transfer, a written agreement, in substantially the form of this agreement (it being understood that any references to “immediate family” in the agreement executed by such transferee shall expressly refer only to the immediate family of the undersigned and not to the immediate family of the transferee) and otherwise satisfactory in form and substance to RBC, (B) in the case of a transfer pursuant to clause (1)(i) above, if the undersigned is required to file a report under Section 16(a) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), reporting a reduction in beneficial ownership of Common Units, other equity securities or any securities convertible into or exercisable or exchangeable for Common Units or other equity securities by the undersigned during the Lock-Up Period (as the same may be extended as described above), the undersigned shall include a statement in such report to the effect that such transfer is not a transfer for value and that such transfer is being made as a gift, by will or intestate succession or pursuant to a so-called “living trust” or other revocable trust established to provide for the disposition of property on the undersigned’s death, as the case may be, (C) in the case of a transfer pursuant to clause (2) or (3) above, no filing under Section 16(a) of the 1934 Act reporting a reduction in beneficial ownership of Common Units, other equity securities or any securities convertible into or exercisable or exchangeable for Common Units or other equity securities shall be required to be made during the Lock-Up Period (as the same may be extended as described above) and (D) in the case of a transfer pursuant to clause (1), (2) or (3) above, no voluntary filing with the Securities and Exchange Commission or other public report, filing or announcement shall be made in respect of such transfer during the Lock-Up Period (as the same may be extended as described above); and provided, further that the restrictions set forth above shall not apply to (x) the offer and sale of the Common Units pursuant to the Underwriting Agreement or (y) bona fide pledges of Common Units in existence on the date hereof.  For purposes of this paragraph, “immediate family” shall mean any relationship by blood, marriage or adoption not more remote than the first cousin (including by adoption).

The undersigned further agrees that (i) it will not, during the Lock-Up Period (as the same may be extended as described above), make any demand for or exercise any right with respect to the registration under the Securities Act of 1933, as amended (the “1933 Act”), of any Common Units, other equity securities or any securities convertible into or exercisable or exchangeable for Common Units or other equity securities, and (ii) the Partnership may, with respect to any Common Units, other equity securities or any securities convertible into or exercisable or exchangeable for Common Units or other equity securities owned or held (of record or beneficially) by the undersigned, cause the transfer agent or other registrar to enter stop transfer instructions and implement stop transfer procedures with respect to such securities during the Lock-Up Period (as the same may be extended as described above).

In addition, the undersigned hereby waives any and all notice requirements and rights with respect to the registration of any securities pursuant to any agreement, instrument, understanding or otherwise, including any registration rights agreement or similar agreement, to which the undersigned is a party or under which the undersigned is entitled to any right or benefit, provided that such waiver shall apply only to the public offering of Common Units pursuant to the Underwriting Agreement and each registration statement filed under the 1933 Act in connection therewith.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this agreement and that this agreement has been duly authorized (if applicable), executed and delivered by the undersigned and is a valid and binding agreement of the undersigned.  This agreement and all authority herein conferred are irrevocable and shall survive the death or incapacity of the undersigned (if a natural person) and shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

If (i) the Underwriting Agreement is not executed by the parties thereto prior to September 30, 2013, (ii) the Partnership notifies the undersigned and the Underwriters in writing that it does not intend to proceed with the offering of Common Units or (iii) for any reason the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Common Units to be sold thereunder, this agreement shall automatically terminate and become null and void.

The undersigned acknowledges and agrees that whether or not any public offering of Common Units actually occurs depends on a number of factors, including market conditions.

[Signature Page Immediately Follows]

IN WITNESS WHEREOF, the undersigned has executed and delivered this agreement as of the date first set forth above.

Yours very truly,

Print Name:

EXHIBIT E

FORM OF OPINION OF PARTNERSHIP COUNSEL

1.                                      Each of the Partnership, the General Partner, NGL Operating, NGL Supply and High Sierra is validly existing as a limited partnership or limited liability company, as applicable, under the laws of the State of Delaware and is in good standing under the laws of the State of Delaware. Each Subsidiary is validly existing as a corporation or limited liability company, as applicable, under the laws of the State of Delaware, as applicable, and is in good standing under the laws of the State of Delaware, as applicable.

2.                                      Each of the Partnership, the General Partner, NGL Operating, NGL Supply, High Sierra and each other Subsidiary is qualified to do business as a foreign limited partnership or limited liability company, as applicable, and is in good standing under the laws of the jurisdictions specified on Exhibit A with respect to such entity.

3.                                      Each of the Partnership, the General Partner, NGL Operating, NGL Supply and High Sierra has the limited partnership or limited liability company power, as applicable, to (i) own its respective properties and conduct its business, in all material respects, as described in the General Disclosure Package and the Prospectus and (ii) execute and deliver the Underwriting Agreement and perform its obligations thereunder. The Partnership has the limited partnership power to issue and sell the Units in accordance with the terms and conditions set forth in the Underwriting Agreement and the Partnership Documents.  The General Partner has the limited liability company power to act as the general partner of the Partnership.

4.                                      The Underwriting Agreement has been duly authorized, executed and delivered by the Partnership, the General Partner, NGL Operating, NGL Supply and High Sierra.

5.                                      After giving effect to the issuance and sale of the Units pursuant to the Underwriting Agreement, the issued and outstanding partnership interests of the Partnership will consist of 67,275,735 Common Units, 5,919,346 Subordinated Units, the GP Interest and the Incentive Distribution Rights. The issued and outstanding Common Units (without giving effect to the issuance and sale of the Units pursuant to the Underwriting Agreement) and Subordinated Units have been duly authorized and validly issued and holders of such Common Units will have no obligation to make further payments for their Common Units or contributions to the Partnership solely by reason of their ownership of Common Units or their status as limited partners of the Partnership and no personal liability for the debts, obligations and liabilities of the Partnership, whether arising in contract, tort or otherwise, solely by reason of being limited partners of the Partnership (to the extent required by the Partnership Agreement). When issued and delivered in accordance with the terms of the Underwriting Agreement against payment therefor, the Units will be validly issued, and under the Delaware Revised Uniform Limited Partnership Act (the “Delaware LP Act”), purchasers of the Units will have no obligation to make further payments for their purchase of Units or contributions to the Partnership solely by reason of their ownership of Units or their status as limited partners of the Partnership and no personal liability for the debts, obligations and liabilities of the Partnership, whether arising in contract, tort or otherwise, solely by reason of being limited partners of the Partnership.

6.                                      The Specified GP Holders directly or indirectly own of record an aggregate 70.1% of the issued and outstanding membership interests in the General Partner. All of the issued and outstanding membership interests in the General Partner have been duly authorized and validly issued in accordance with the GP Documents, and under the Delaware Limited Liability Company Act (the “Delaware LLC Act”), holders of the membership interests will have no obligation to make further payments for their membership interests or contributions to the General Partner solely by reason of their ownership of membership interests or their status as members of the General Partner and no personal liability for the debts, obligations and liabilities of the General Partner, whether arising in contract, tort or otherwise, solely by reason of being members of the General Partner.

7.                                      The General Partner is the sole general partner of the Partnership and owns of record a 0.1% general partner interest in the Partnership (the “GP Interest”) and owns all of the incentive distribution rights in the Partnership (the “Incentive Distribution Rights”), free and clear of all Liens (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the General Partner as debtor is on file in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to us, in the case of (i) and (ii), other than those Liens that are (A) created under the Delaware LLC Act, (B) created in connection with the Credit Agreement and the Note Purchase Agreement, (C) created by the Partnership Documents, or (D) disclosed in the General Disclosure Package and the Prospectus. The GP Interest and the Incentive Distribution Rights have been duly authorized and validly issued in accordance with the Partnership Documents.

8.                                      The Partnership owns of record 100% of the issued and outstanding membership interests in NGL Operating, free and clear of all Liens (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Partnership as debtor is on file in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to us, in the case of (i) and (ii), other than those Liens that are (A) created under the Delaware LLC Act, (B) created in connection with the Credit Agreement and Note Purchase Agreement, (C) created by the NGL Operating Documents, or (D) disclosed in the General Disclosure Package and the Prospectus.  Such membership interests have been duly authorized and validly issued in accordance with NGL Operating Documents, and under the Delaware LLC Act, the Partnership will have no obligation to make further payments for its membership interests or contributions to NGL Operating solely by reason of its ownership of membership interests or its status as a member of NGL Operating and no personal liability for the debts, obligations and liabilities of NGL Operating, whether arising in contract, tort or otherwise, solely by reason of being a member of NGL Operating.

9.                                      NGL Operating owns of record 100% of the issued and outstanding membership interests in NGL Supply, free and clear of all Liens (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming NGL Operating as debtor is on file in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to us, in the case of (i) and (ii), other than those Liens that are (A) created under the Delaware LLC Act, (B) created in connection with the Credit Agreement and the Note Purchase Agreement, (C) created by the NGL Supply Documents, or (D) disclosed in the General Disclosure Package and the Prospectus.  Such membership interests have been duly authorized and validly issued in accordance with NGL Supply Documents, and under the

Delaware LLC Act, NGL Operating will have no obligation to make further payments for its membership interests or contributions to NGL Supply solely by reason of its ownership of membership interests or its status as a member of NGL Supply and no personal liability for the debts, obligations and liabilities of NGL Supply, whether arising in contract, tort or otherwise, solely by reason of being a member of NGL Supply.

10.                               High Sierra GP is the sole general partner of High Sierra and owns of record a 2% general partner interest in High Sierra (the “High Sierra GP Interest”), and the Partnership owns of record 100% of the limited partnership interests in High Sierra (the “High Sierra LP Interest”), free and clear of all Liens (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Colorado or the State of Delaware naming High Sierra GP or the Partnership, respectively, as debtor is on file in the office of the Secretary of State of either the State of Colorado or the State of Delaware or (ii) otherwise known to us, in the case of (i) and (ii), other than those Liens that are (A) created under the Delaware LP Act, (B) created in connection with the Credit Agreement and the Note Purchase Agreement, (C) created by the High Sierra Documents, or (D) disclosed in the General Disclosure Package and the Prospectus. The High Sierra GP Interest and the High Sierra LP Interest have been duly authorized and validly issued in accordance with the High Sierra Documents, and under the Delaware LP Act, the Partnership will have no obligation to make further payments for its limited partner interests or contributions to High Sierra solely by reason of its ownership of the limited partner interests or its status as a limited partner of High Sierra and no personal liability for the debts, obligations and liabilities of High Sierra, whether arising in contract, tort or otherwise, solely by reason of being the limited partner of High Sierra.

11.                               Each of the Partnership Agreement, the GP LLC Agreement, the NGL Operating LLC Agreement, the NGL Supply LLC Agreement and the High Sierra LP Agreement has been duly authorized, executed and delivered by each Partnership Entity party thereto and is a valid and legally binding agreement of such Partnership Entity, enforceable against such Partnership Entity in accordance with its terms under the Included Laws of the State of Delaware. The Partnership Agreement constitutes a valid and binding obligation of the General Partner, and is enforceable against the General Partner, in its capacity as general partner of the Partnership, in accordance with its terms.

12.                               Except as described in the General Disclosure Package and the Prospectus, or, in the case of transfer restrictions, options to purchase, other rights to subscribe or to purchase, voting restrictions and preemptive rights, created by the Partnership Documents, there are no options, warrants, preemptive rights or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any equity interests in the Partnership pursuant to any Partnership Document, any Specified Contract or any law, rule or regulation of any Specified Law (as defined below), other than those restrictions upon the transfer of equity interests created in connection with the Credit Agreement and the Note Purchase Agreement.  None of the offering, issuance or sale of the Common Units as contemplated by the Underwriting Agreement gives rise under the Partnership Documents or any Specified Contract to any rights for inclusion in the Registration Statement of any Common Units or other securities of the Partnership, other than those that have been waived.

13.                               None of the offering, issuance and sale of the Units or the execution and delivery by the Partnership of, and the performance by the Partnership of its obligations under, the Underwriting Agreement conflicts or will conflict with or constitutes or will constitute a breach or violation of or a default (or an event which, with notice or lapse of time or both, would constitute such a default) under, or results or will result in the creation or imposition of any Lien upon any property or assets of any of the Partnership Entities pursuant to (i) any Organizational Document, (ii) any Specified Contract, (iii) any Specified Law, (iv) any order, judgment, decree or injunction of any court or governmental agency or body known to us and applicable to the Partnership Entities or any of their properties in a proceeding to which any of them or their property is a party or (v) any preemptive rights, rights of first refusal or similar rights granted under the Organizational Documents, the Delaware LP Act or any Specified Contract; provided, however, that no opinion is expressed pursuant to this paragraph with respect to federal securities laws and other anti-fraud laws.

14.                               No consent, approval, authorization or order of, or qualification with, any governmental body or agency is required in connection with the offering, issuance and sale of the Units by the Partnership or the execution and delivery by the Partnership of, and the performance by the Partnership of its obligations under, the Underwriting Agreement, except (i) such as may be required by the securities or Blue Sky laws and regulations of the various jurisdictions in connection with the offer and sale of the Common Units and (ii) those that have been obtained.

15.                               The Registration Statement has become effective under the Securities Act and, to our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending under the Securities Act; any required filing of the Pre-Pricing Prospectus or the Prospectus pursuant to Rule 424(b) of the rules and regulations of the Commission under the Securities Act has been made in the manner and within the time period required by Rule 424(b) (without reference to Rule 424(b)(8)).

16.                               The Registration Statement (other than the financial statements and related schedules and other financial data included or incorporated by reference therein), as of the date the Registration Statement originally became effective under the Securities Act, and together with the Pre-Pricing Prospectus and the Prospectus, as of each “new effective date” with respect to the Common Units pursuant to and within the meaning of Rule 430B(f)(2) under the Securities Act, appears to have complied, and the Pre-Pricing Prospectus and the Prospectus (other than the financial statements and related schedules and other financial data included or incorporated by reference therein), as of their respective dates appear to have complied, and the Prospectus (other than the financial statements and related schedules and other financial data included or incorporated by reference therein) as of the date hereof, appears to comply, in each case, as to form in all material respects with the requirements of the Securities Act and the rules and regulations thereunder, except that we express no opinion or assurance as to the accuracy, completeness or fairness of the statements contained in the Registration Statement, General Disclosure Package or Prospectus (except to the extent specified in paragraph 17 below); and the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act (other than the financial statements, related schedules and other financial data therein, as to which we express no opinion), as of their respective dates of filing with the Commission, appear on their face to comply as to form, in all material respects, with the

Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

17.                               The information in the General Disclosure Package and the Prospectus under the captions “Our Cash Distribution Policy,” “Description of Common Units,” “The Partnership Agreement,” “Material U.S. Federal Income Tax Considerations,” “Material Tax Considerations,” “Certain Relationships and Related Transactions and Director Independence,” “Business—Government Regulation” and the information in the Registration Statement under Items 14 and 15 of Part II thereof insofar as it purports to constitute a summary of any agreement, statute or regulation or refers to statements of law or legal conclusions, constitutes an accurate summary of the matters described therein in all material respects, except that we express no opinion as to the actual number of shares of Common Units outstanding as of a particular date.  The Common Units (including the Units), the Incentive Distribution Rights and the Subordinated Units conform in all material respects to the descriptions thereof contained in the Pre-Pricing Prospectus and the Prospectus under the captions “Description of Common Units” and “The Partnership Agreement.”

18.                               The Partnership is not, and immediately after giving effect to the offering and sale of the Common Units as described in the Prospectus will not be, an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

In connection with the Partnership’s preparation of the Registration Statement, the General Disclosure Package and the Prospectus, we, as counsel to the Partnership, have considered the information set forth and incorporated by reference therein in light of the matters required to be stated therein, and we, as counsel to the Partnership, have participated in conferences with your representatives, representatives of the Partnership and the Partnership’s auditors at which the contents of the Registration Statement, the General Disclosure Package, the Prospectus and related matters were discussed.  We have not independently verified and are not passing upon the accuracy, fairness or completeness of the statements contained or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, except to the extent set forth in paragraph 17 above.  Based on the foregoing, no facts came to our attention as a result of such consideration and participation that caused us to believe that:

i.                  the Registration Statement (other than the financial statements, related schedules and other financial data therein, the report of management’s assessment of the effectiveness of internal controls over financial reporting and the auditors’ attestation report thereon, as to which we express no view), as of each “new effective date” with respect to the Units pursuant to and within the meaning of Rule 430(B)(f)(2) under the Securities Act, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

ii.               the General Disclosure Package (other than the financial statements, related schedules and other financial data therein, the report of management’s assessment of the effectiveness of internal controls over financial reporting and the auditors’ attestation report thereon, as to which we express no view), as of the Applicable Time (8:30 a.m. (New York City time) on September 20, 2013), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; or

iii.            the Prospectus (other than the financial statements, related schedules and other financial data therein, the report of management’s assessment of the effectiveness of internal controls over financial reporting and the auditors’ attestation report thereon, as to which we express no view), as of its date and as of the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

EXHIBIT F

FORM OF OPINION OF CORPORATE COUNSEL

1.                                      High Sierra GP is validly existing as a limited liability company, as applicable, under the laws of the State of Colorado and is in good standing under the laws of the State of Colorado.

2.                                      High Sierra GP is qualified to do business as a limited liability company and is in good standing under the laws of the jurisdictions specified on Exhibit A.

3.                                      High Sierra GP has the limited liability company power to (i) own its properties and conduct its business, in all material respects, as described in the General Disclosure Package and the Prospectus and (ii) execute and deliver the Underwriting Agreement and perform its obligations thereunder.

4.                                      The Underwriting Agreement has been duly authorized, executed and delivered by High Sierra GP.

5.                                      The Partnership owns of record 100% of the issued and outstanding membership interests in High Sierra GP, free and clear of all Liens (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Colorado naming the Partnership as debtor is on file in the office of the Secretary of State of the State of Colorado or (ii) otherwise known to me, other than those Liens that are (A) created under the Colorado Limited Liability Company Act (the “Colorado LLC Act”), (B) created in connection with the Credit Agreement and the Note Purchase Agreement, (C) created by the High Sierra GP Documents, or (D) disclosed in the General Disclosure Package and the Prospectus.  Such membership interests have been duly authorized and validly issued in accordance with High Sierra GP Documents, and under the Colorado LLC Act. The Partnership will have no obligation to make further payments for its membership interests or contributions to High Sierra GP solely by reason of its ownership of membership interests or its status as a member of High Sierra GP and no personal liability for the debts, obligations and liabilities of High Sierra GP, whether arising in contract, tort or otherwise, solely by reason of being a member of High Sierra GP.

6.                                      The High Sierra GP LLC Agreement has been duly authorized, executed and delivered by each Partnership Entity party thereto and is a valid and legally binding agreement of such Partnership Entity, enforceable against such Partnership Entity in accordance with its terms under the Colorado LLC Act.

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EXHIBIT G

PRICE-RELATED INFORMATION

Public offering price: $32.38 per common unit

Net proceeds, before expenses, to the Partnership: $31.165750 per common unit

Settlement date:  September 25, 2013

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EXHIBIT H

ISSUER FREE WRITING PROSPECTUS

None.

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